                                 AMENDED AND RESTATED
                          MASTER LOAN AND SECURITY AGREEMENT

                            _____________________________

                             DATED AS OF OCTOBER 25, 1996

                            ______________________________


                      AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                                     AS BORROWER

                                         AND

                       AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                                      AS PLEDGOR

                                         AND

                         MORGAN STANLEY MORTGAGE CAPITAL INC.
                                      AS LENDER

                                Table of Contents


                                                                           Page
                                                                           ----

RECITALS                                                                      1
Section 1.   DEFINITIONS AND ACCOUNTING MATTERS.                              2
             1.01  Certain Defined Terms                                      2
             1.02  Accounting Terms and Determinations                       13
Section 2.   LOANS, NOTE AND PREPAYMENTS                                     13
             2.01  Loans                                                     13
             2.02  Notes                                                     13
             2.03  Procedure for Borrowing                                   14
             2.04  Limitation on Types of Loans; Illegality                  14
             2.05  Repayment of Loans; Interest                              15
             2.06  Mandatory Prepayments or Pledge                           16
Section 3.   PAYMENTS; COMPUTATIONS, ETC                                     16
             3.01  Payments                                                  16
             3.02  Computations                                              17
Section 4.   COLLATERAL SECURITY                                             17
             4.01  Collateral; Security Interest                             17
             4.02  Further Documentation                                     19
             4.03  Changes in Locations, Name, etc                           19
             4.04  Lender's Appointment as Attorney-in-Fact                  19
             4.05  Performance by Lender of Borrower's Obligations           19
             4.06  Proceeds                                                  21
             4.07  Remedies                                                  21
             4.08  Limitation on Duties Regarding Presentation of Collateral 22
             4.09  Powers Coupled with an Interest                           22
             4.10  Release of Security Interest                              22
Section 5.   CONDITIONS PRECEDENT                                            22
             5.01  Initial Loan                                              22
             5.02  Initial and Subsequent Loans                              23
Section 6.   REPRESENTATIONS AND WARRANTIES                                  25
             6.01  Existence                                                 25

             6.02  Financial Condition                                       25
             6.03  Litigation                                                26
             6.04  No Breach                                                 26
             6.05  Action                                                    26
             6.06  Approvals                                                 26
             6.07  Margin Regulations                                        26
             6.08  Taxes                                                     26
             6.09  Investment Company Act                                    27
             6.10  Collateral; Collateral Security                           27
             6.11  Chief Executive Office                                    27
             6.12  Location of Books and Records                             27
             6.13  True and Complete Disclosure                              28
             6.14  Tangible Net Worth                                        28
             6.15  ERISA                                                     28
             6.16  Solvency                                                  28
Section 7.   COVENANTS OF THE BORROWER                                       28
             7.01  Financial Statements                                      29
             7.02  Litigation                                                30
             7.03  Existence, etc                                            31
             7.04  Prohibition of Fundamental Changes                        31
             7.05  Borrowing Base Deficiency                                 31
             7.06  Notices                                                   31
             7.07  Interest Rate Protection Agreements                       32
             7.08  Servicing Tape                                            32
             7.09  Credit Criteria                                           32
             7.10  Lines of Business                                         33
             7.11  Transactions with Affiliates                              33
             7.12  Use of Proceeds                                           33
             7.13  Limitation on Liens                                       33
             7.14  Limitation on Guarantees                                  33
             7.15  Limitation on Sale of Assets                              33
             7.16  Limitation on Distributions                               33
             7.17  Organizational Documents                                  33
             7.18  Maintenance of Tangible Net Worth                         34
             7.19  Maintenance of Ratio of Total Indebtedness to Tangible
                    Net Worth                                                34
             7.20  Maintenance of Profitability                              34

             7.21  No Amendment or Waiver                                    34
Section 8.   EVENTS OF DEFAULT                                               34
Section 9.   REMEDIES UPON DEFAULT                                           36
Section 10.  NO DUTY ON LENDER'S PART                                        36
Section 11.  MISCELLANEOUS                                                   36
             11.01 Waiver                                                    36
             11.02 Notices                                                   37
             11.03 Indemnification and Expenses                              37
             11.04 Amendments                                                38
             11.05 Successors and Assigns                                    38
             11.07 Captions                                                  38
             11.08 Counterparts                                              38
             11.09 Loan Agreement Constitutes Security Agreement;
                    Governing Law                                            38
             11.10 SUBMISSION TO JURISDICTION; WAIVERS                       38
             11.11 WAIVER OF JURY TRIAL                                      39
             11.12 Acknowledgments                                           39
             11.13 Hypothecation or Pledge of Loans                          39
             11.14 Servicing                                                 39
             11.15 Periodic Due Diligence Review                             40
             11.16 Intent                                                    41

                                        SCHEDULES
     SCHEDULE 1     Eligibility Criteria
     SCHEDULE 2     Filing Jurisdictions and Offices

EXHIBITS
--------
     EXHIBIT A      Form of Promissory Note
     EXHIBIT B      Form of Custodial Agreement
     EXHIBIT C      Form of Opinion of Counsel to the Borrower
     EXHIBIT D      Credit Criteria for PAG I Credit Mortgage Loans
     EXHIBIT E      Credit Criteria for PAG II Credit Mortgage Loans
     EXHIBIT F      Credit Criteria for PAG III Credit Mortgage Loans
     EXHIBIT G      Credit Criteria for PAG IV Credit Mortgage Loans
     EXHIBIT H      Credit Criteria for PAG V Credit Mortgage Loans
     EXHIBIT I      Form of Pledge and Security Agreement
     EXHIBIT J      Form of Language for Underlying Custodial Agreements

                                AMENDED AND RESTATED
                          MASTER LOAN AND SECURITY AGREEMENT



   AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of October 25, 1996, among AMRESCO RESIDENTIAL CAPITAL MARKETS, INC., a Delaware corporation formerly known as AMRESCO Residential Mortgage Corporation (the "BORROWER"), AMRESCO RESIDENTIAL MORTGAGE CORPORATION, a Delaware corporation formerly known as AMRESCO B & C, Inc. (the "PLEDGOR"), and MORGAN STANLEY MORTGAGE CAPITAL INC., a Delaware corporation (the "LENDER").

                                   RECITALS

   AMRESCO Residential Mortgage Corporation entered into the Loan and
Security Agreement, dated September 19, 1996 (the "EXISTING AGREEMENT") with the Lender to finance the purchase by the Borrower of certain mortgage loans on the terms and conditions as set forth in the Existing Agreement. On or about September 25, 1996, the Borrower underwent a name change resulting in the name of AMRESCO Residential Capital Markets, Inc. On or about September 5, 1996, an affiliate of the Borrower was formed as AMRESCO B & C, Inc. On or about September 25, 1996, AMRESCO B & C, Inc. underwent a name change resulting in the name of AMRESCO Residential Mortgage Corporation.

   The Pledgor is an Affiliate (as defined herein) of the Borrower which may from time to time originate residential Mortgage Loans and which may transfer such Mortgage Loans to the Borrower pursuant to purchase and sale agreements, pledge agreements or other agreements under which the Pledgor will obtain consideration from the Borrower in exchange for such transfer (the "AMRESCO FINANCING ARRANGEMENTS"). Affiliates of the Borrower may also originate or acquire residential Mortgage Loans which such affiliates will transfer to the Borrower pursuant to purchase and sale agreements, pledge agreements or other agreements under which such affiliates will obtain funding from the Borrower in exchange for such transfer. Other persons that are not affiliates of the Borrower ("OTHER ORIGINATORS") may originate residential Mortgage Loans and transfer them to the Borrower pursuant to purchase and sale agreements, pledge agreements or other agreements under which such Other Originators will obtain funding from the Borrower in exchange for such transfer.

   The Borrower has requested that the Lender from time to time make revolving credit loans to it to finance (w) the origination or acquisition of certain Mortgage Loans by the Borrower, (x) the obligations of the Borrower under the AMRESCO Financing Arrangements, (y) the funding by the Borrower of the origination or acquisition of Mortgage Loans by Affiliated Originators and/or (z) the funding by the Borrower of the origination of Mortgage Loans by Other Originators. The Lender is prepared to make such loans upon the terms and conditions hereof.

    The Borrower and the Lender desire to amend and restate the Existing Agreement to provide terms and conditions under which the Lender is prepared to make further loans to the Borrower from and after the date hereof.

     The Pledgor shall derive substantial benefit from the agreement between the Borrower and the Lender set forth herein. In consideration of such benefit and as an inducement to the Lender to enter into this Agreement, the Pledgor is a party hereto with respect to its interest in the Mortgage Loans and the AMRESCO Financing Arrangements.

   NOW, THEREFORE, the Existing Agreement is hereby amended and restated in its entirety, as provided in the heading and recitals hereto, to read in its entirety as follows:

   Section 1.  DEFINITIONS AND ACCOUNTING MATTERS.

   1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

   "AFFILIATE" shall mean, with respect to any Person, any other Person which, directly or indirectly controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 30% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

   "AFFILIATE TRANSFER" shall mean the transfer of Mortgage Loans or any interest therein by an Affiliate of the Borrower to the Borrower which may be in connection with an Underlying Loan or otherwise, with respect to which Mortgage Loans the Custodian has been instructed to hold the Mortgage Loan Documents for the Lender pursuant to the Custodial Agreement.

   "AFFILIATE TRANSFER DOCUMENTS" with respect to any Affiliate Transfer shall mean all documents and agreements evidencing the Underlying Obligation or related to the Affiliate Transfer, including without limitation all agreements pursuant to which any Affiliate of the Borrower transfers the residential Mortgage Loans or any interest therein or any other collateral securing the Underlying Obligation, including without limitation all guarantees, copies of acknowledgment, copies of all Uniform Commercial Code financing statements and assignments thereof filed in connection with the Underlying Obligation or in connection with the pledge thereof to the Lender hereunder.

   "AGREEMENT" shall mean this Amended and Restated Master Loan and Security Agreement, as the same may be further amended, supplemented or otherwise modified in accordance with the terms hereof.

   "APPLICABLE COLLATERAL PERCENTAGE" shall mean (a) in the case of Eligible Mortgage Loans other than Delinquent Mortgage Loans, 96%, and (b) in the case of Delinquent Mortgage Loans, 75%.

   "APPLICABLE MARGIN" shall mean:

   (a) with respect to Loans that are Tranche A Loans and Tranche B Loans, respectively, and which are secured by the Mortgage Loans, the applicable rate per annum set forth below for each day that such Loans shall be so secured:

    Tranche A Loans          0.70%
    Tranche B Loans          1.00%

   (b) In determining at any time to what extent Loans shall bear interest at the Applicable Margin set forth in (a) above, (1) the Collateral Value of all Eligible Mortgage Loans other than Delinquent Mortgage Loans shall be taken into account first to determine the Applicable Margin for the applicable Tranche A Loans, then (2) the Collateral Value of all Eligible Mortgage Loans which are Delinquent Mortgage Loans shall be taken into account first to determine the Applicable Margin for the applicable Tranche B Loans.

   "APPROVED ORIGINATOR REPRESENTATIONS" shall mean, with respect to any Mortgage Loan, the representations and warranties made or given to the Borrower by the Qualified Originator of such Mortgage Loan in connection with the origination thereof and reviewed and approved by the Lender in advance, whether in the underlying Transaction Documents or any purchase agreement.

   "ASSET FILE" shall have the meaning assigned thereto in the Custodial Agreement.

   "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

   "BASIC COLLATERAL" shall have the meaning assigned to such term in Section 4.01(b) hereof.

    "BORROWER" shall have the meaning provided in the heading hereof.

    "BORROWER COLLATERAL" shall have the meaning assigned to such term in
Section 4.01(b) hereof.

    "BORROWING BASE" shall mean the aggregate Collateral Value of all Eligible Mortgage Loans.

    "BORROWING BASE DEFICIENCY" shall have the meaning provided in Section
2.06 hereof.

    "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday, or
(ii) a day in which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

    "CAPITAL LEASE OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

    "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "COLLATERAL" shall have the meaning assigned to such term in Section 4.01(b) hereof.

     "COLLATERAL DEPOSIT ACCOUNT" shall mean any account established pursuant to any Underlying Custodial Agreement into which an Underlying Obligor is to pay any and all proceeds of sale of any Mortgage Loan or Mortgage Loans or payments or prepayments of any repurchase obligation with respect thereto to be paid by it to the Borrower.

     "COLLATERAL VALUE" shall mean, with respect to each Mortgage Loan, the lesser of (a) the Applicable Collateral Percentage of the Market Value of such Mortgage Loan, and (b) 100% of the outstanding principal balance of such Mortgage Loan; PROVIDED, THAT,

          (i) the Collateral Value shall be deemed to be zero with respect to each Eligible Mortgage Loan (1) in respect of which (a) the eligibility criteria set forth on Part I of Schedule 1 are not met or
     (b) the eligibility criteria with respect to the related Underlying Transaction set forth on Part II of Schedule 1 are not met (assuming, in the cases identified in clauses (a) and (b) above, that such eligibility criteria are examined as of the date Collateral Value is determined), (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of (A) 29 days for any Mortgage Loan other than a Delinquent Mortgage Loan or (B) 59 days for any Delinquent Mortgage Loan (in either case, without regard to any applicable grace periods), (3) which remains pledged to the Lender hereunder later than 180 days after the date on which it is first included in the Collateral, (4) which has been released from the possession of the Custodian under the Custodial Agreement to the Borrower for a period in excess of 14 days or (5) which is a Wet-Ink Mortgage Loan and for which the Custodian has failed to receive the related Mortgage Loan Documents on the tenth Business Day following the applicable Funding Date; and

          (ii) the aggregate Collateral Value of Mortgage Loans which the related Mortgaged Property is located in an Unacceptable State may not exceed 1% of the Maximum Credit; and

          (iii) the aggregate Collateral Value of Mortgage Loans which the related Mortgaged Property is a manufactured dwelling may not exceed 5% of the Maximum Credit; and

          (iv) the aggregate Collateral Value of Mortgage Loans which the related Mortgage Note provides for a balloon payment at maturity may not exceed 5% of the Maximum Credit; and

          (v) the aggregate Collateral Value of Mortgage Loans which are Delinquent Mortgage Loans may not exceed 2% of the aggregate outstanding principal balance of the Loans at any time; and

          (vi) the aggregate Collateral Value of Mortgage Loans which are Wet-Ink Mortgage Loans may not exceed 10% of the Maximum Credit at any time; and

          (vii) subject to clauses (i)(5) and (vi) above, the aggregate Collateral Value of Mortgage Loans which are Wet-Ink Mortgage Loans for a period of time in excess of five (5) Business Days may not exceed $10,000,000;

          (viii) the aggregate Collateral Value of Second Lien Mortgage Loans may not exceed 10% of the Maximum Credit; and

          (ix) the aggregate Collateral Value of Mortgage Loans related to an Underlying Obligation may not exceed the lesser of (x) the Market Value of such Eligible Underlying Obligation and (y) the outstanding principal balance of such Eligible Underlying Obligation.

     "CREDIT CRITERIA" shall mean collectively, the credit criteria attached as EXHIBITS D, E, F, G and H hereto.

     "CUSTODIAL AGREEMENT" shall mean the Amended and Restated Master Custodial Agreement, dated as of November 1, 1995, between the Borrower and the Custodian as attached hereto as EXHIBIT B, as amended by that certain Addendum to the Custodial Agreement, dated as of September 19, 1996, among the Borrower, the Lender and the Custodian, as the same shall be modified and supplemented and in effect from time to time.

     "CUSTODIAN" shall mean Bankers Trust Company of California, N.A., its successors and permitted assigns.

     "DEFAULT" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

     "DELINQUENT MORTGAGE LOAN" shall mean an Eligible Mortgage Loan which is more than 29 days, but not more than 59 days, delinquent (without regard to any applicable grace period).

     "DISCREPANCY" shall have the meaning assigned to such term in Section 2.05(c) hereof.

     "DOLLARS" and "$" shall mean lawful money of the United States of America.

     "DUE DILIGENCE REVIEW" shall mean the performance by the Lender of any or all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Mortgage Loans or Underlying Transactions, as desired by the Lender from time to time.

     "EFFECTIVE DATE" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

     "ELIGIBLE MORTGAGE LOAN" shall mean a Mortgage Loan secured by a first or second mortgage lien on a one-to-four family residential property, as to which the eligibility criteria in Section 6.10 and Schedule 1 hereof have been met and which is a PAG I Credit Mortgage Loan, a PAG II Credit Mortgage Loan, a PAG III Credit Mortgage Loan, a PAG IV Credit Mortgage Loan, or a PAG V Credit Mortgage Loan.

     "ELIGIBLE UNDERLYING OBLIGATION" shall mean an Underlying Obligation and a related Underlying Transaction as to which the eligibility criteria in
Section 6.10 and Part II of Schedule 1 hereof are met.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

     "EUROCURRENCY RESERVE REQUIREMENTS" shall mean for any day as applied to a Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve
                                      -5-
requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

     "EURODOLLAR BASE RATE" shall mean with respect to each day a Loan is outstanding (or if such day is not a Business Day, the next succeeding Business Day), the rate per annum equal to the rate appearing at page 5 of the Telerate Screen as one-month LIBOR on such date, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of 30 days and in an amount comparable to the amount of the Loans to be outstanding on such day.

     "EURODOLLAR RATE" shall mean with respect to each day a Loan is outstanding, a rate per annum determined by the Lender in its sole discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by the Lender shall be conclusive absent manifest error by the Lender:

                              Eurodollar Base Rate
                              --------------------
                        1.00 - Eurocurrency Reserve Requirements

     "EVENT OF DEFAULT" shall have the meaning assigned thereto in Section 8 hereof.

     "FEDERAL FUNDS RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

     "FUNDING DATE" shall mean the date on which a Loan is made hereunder.

     "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

     "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

   "GUARANTEE" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise), provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or
(ii) obligations to make servicing advances for delinquent taxes and insurance, or other obligations in respect of a Mortgaged Property, to the extent required by the Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "GUARANTEE" and "GUARANTEED" used as verbs shall have correlative meanings.

   "INDEBTEDNESS" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

   "INTEREST RATE PROTECTION AGREEMENT" shall mean with respect to any or all of the Mortgage Loans any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower with MS & Co. or its affiliate, and reasonably acceptable to the Lender.

   "INTEREST RECALCULATION" shall have the meaning assigned to such term in
Section 2.05(c) hereof.

   "LENDER" shall have the meaning assigned thereto in the heading hereto.

   "LIEN" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

   "LOAN" shall have the meaning specified in Section 2.01(a) hereof.

   "LOAN AGREEMENT" shall mean this Master Loan and Security Agreement, as may be amended, supplemented or otherwise modified from time to time.

   "LOAN DOCUMENTS" shall mean, collectively, this Loan Agreement, the Note, the Custodial Agreement and each Pledge Agreement.

    "LOAN PARTIES" shall mean, collectively, the Borrower and the Pledgor; each individually, a "LOAN PARTY".

   "MAPPING MATERIALS" shall mean the materials used by the Borrower in order to translate the Qualified Originator's classification of each Mortgagor's credit rating under the Underwriting Guidelines into a classification under the Credit Criteria (i.e., a PAG I, PAG II, PAG III, PAG IV, or PAG V Credit Mortgage
Loan).

   "MARKET VALUE" shall mean as of any date in respect of an Eligible Mortgage Loan, the price at which such Eligible Mortgage Loan could readily be sold as determined in good faith by the Lender, which price may be determined to be zero. The Lender's determination of Market Value shall be conclusive upon the parties absent manifest error on the part of the Lender.

   "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the Property, business, operations, financial condition or prospects of the Borrower, (b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the Collateral.

   "MAXIMUM CREDIT" shall mean $200,000,000.

   "MISCLASSIFIED MORTGAGE LOAN" shall have the meaning specified in Section 2.05(c) hereof.

   "MORTGAGE" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on the fee in real property securing the Mortgage Note.

   "MORTGAGE FILE" shall have the meaning assigned thereto in the Custodial Agreement.

     "MORTGAGE LOAN" shall mean a mortgage loan which the Custodian has been instructed to hold for the Lender, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the Borrower and the Underlying Obligor, if any, in and to the Mortgaged Property covered by such Mortgage; provided that Mortgage Loans for which the Collateral Value is zero shall not be included in the definition of "Mortgage Loan" as used herein.

   "MORTGAGE LOAN DOCUMENTS" shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

   "MORTGAGE LOAN SCHEDULE" shall have the meaning assigned to the term "Loan Schedule" in the Custodial Agreement.


   "MORTGAGE LOAN TAPE" shall mean a computer-readable magnetic tape containing the following information with respect to each Mortgage Loan, to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) hereof: (i) a field detailing whether the Mortgage Loan is a PAG I Credit Mortgage Loan, a PAG II Credit Mortgage Loan, a PAG III Credit Mortgage Loan, a PAG IV Credit Mortgage Loan or a PAG V Credit Mortgage Loan; (ii) a field indicating whether the Mortgage Loan is a Wet-Ink Mortgage Loan or a Delinquent Mortgage Loan; and other tape fields to be mutually agreed upon by Borrower and Lender.

   "MORTGAGE LOAN SUMMARY" shall mean the report prepared by the Custodian and delivered to the Lender in accordance with Section 3(b) of the Custodial Agreement on any Funding Date and within ten days after the end of each month on which the Custodian holds the Mortgage Files under the Custodial Agreement for such month and date, and upon request of the Lender.

   "MORTGAGE NOTE" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

   "MORTGAGED PROPERTY" means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

    "MORTGAGOR" means the obligor on a Mortgage Note.

    "MS & CO." shall mean Morgan Stanley & Co. Incorporated, a registered broker-dealer.

   "MULTIEMPLOYER PLAN" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been or are required to be made by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

   "NET INCOME" shall mean, for any period, the net income of the Borrower for such period as determined in accordance with GAAP.

   "NOTE" shall mean the promissory note provided for by Section 2.02(a) hereof for Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.


   "PAG I CREDIT MORTGAGE LOAN" shall mean a Mortgage Loan originated or acquired by the Borrower to which the related Qualified Originator has assigned a rating classified as PAG I in accordance with the PAG I Credit Criteria attached as EXHIBIT D hereto and which is underwritten in accordance with the applicable Underwriting Guidelines.

   "PAG II CREDIT MORTGAGE LOAN" shall mean a Mortgage Loan originated or acquired by the Borrower to which the related Qualified Originator has assigned a rating classified as PAG II in accordance with the PAG II Credit Criteria attached as EXHIBIT E hereto and which is underwritten in accordance with the applicable Underwriting Guidelines.

   "PAG III CREDIT MORTGAGE LOAN" shall mean a Mortgage Loan originated or acquired by the Borrower to which the related Qualified Originator has assigned a rating classified as PAG III in accordance with the PAG III Credit Criteria attached as EXHIBIT F hereto and which is underwritten in accordance with the applicable Underwriting Guidelines.

   "PAG IV CREDIT MORTGAGE LOAN" shall mean a Mortgage Loan originated or acquired by the Borrower to which the related Qualified Originator has assigned a rating classified as PAG IV in accordance with the PAG IV Credit Criteria attached as EXHIBIT G hereto and which is underwritten in accordance with the applicable Underwriting Guidelines.

   "PAG V CREDIT MORTGAGE LOAN" shall mean a Mortgage Loan originated or acquired by the Borrower to which the related Qualified Originator has assigned a rating classified as PAG V in accordance with the PAG V Credit Criteria attached as EXHIBIT H hereto and which is underwritten in accordance with the applicable Underwriting Guidelines.

   "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

   "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

   "PLAN" shall mean an employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

   "PLEDGE AGREEMENT" shall mean an agreement substantially in the form of
EXHIBIT I hereto, which shall be entered into between each Underlying Obligor that is an Affiliate of the Borrower and the Lender.

   "PLEDGOR" shall have the meaning provided in the heading hereof.

   "PLEDGOR COLLATERAL" shall have the meaning assigned to such term in
Section 4.01(b) hereof.

   "POST-DEFAULT RATE" shall mean, in respect of any principal of any Loan or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum PLUS the Prime Rate.

   "PRIME RATE" SHALL MEAN The prime rate announced to be in effect from time to time, as published as the average rate in THE WALL STREET JOURNAL.

   "PROPERTY" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

   "QUALIFIED ORIGINATOR" means (a) the Borrower, (b) the Pledgor and (c) any other originator of Mortgage Loans reasonably acceptable to the Lender, whether or not an Affiliate of the Borrower.

   "REGULATIONS G, T, U AND X" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

   "RESPONSIBLE OFFICER" shall mean, as to any Person, the chief executive officer, President or any Vice President or, with respect to financial matters, the chief financial officer, chief accounting officer or any senior Vice President of such Person.

   "SECOND LIEN" shall mean with respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a second lien on the Mortgaged Property.

   "SECURED OBLIGATIONS" shall have the meaning assigned thereto in Section 4.01(c) hereof.

   "SERVICER" shall have the meaning assigned thereto in Section 11.14(c) hereof.

   "SERVICING AGREEMENT" shall have the meaning assigned thereto in Section 11.14(c) hereof.

   "SERVICING FILE" means with respect to each Mortgage Loan, the file retained by the Borrower or the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to a Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

   "SERVICING RECORDS" shall have the meaning assigned thereto in Section 11.14(b) hereof.

   "SETTLEMENT AGENT" shall mean, with respect to any Loan related to a Wet-Ink Mortgage Loan, any entity approved or selected by the Qualified Originator and not disapproved by the Lender in its reasonable discretion (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated) to which the proceeds of such Loan are to be wired pursuant to the instructions of the Lender.

   "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

   "TANGIBLE NET WORTH" shall mean, as of a particular date,

      (a) all amounts which would be included under capital on a balance sheet of the Borrower at such date, determined in accordance with GAAP, LESS

      (b) (i) amounts owing to the Borrower from Affiliates other than AMRESCO, Inc. and (ii) intangible assets, as determined in accordance with GAAP.

   "TERMINATION DATE" shall mean October 24, 1997 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

   "TEST PERIOD" shall have the meaning assigned to such term in Section 7.20 hereof.

   "TOTAL INDEBTEDNESS" shall mean, for any period, the aggregate
Indebtedness of the Borrower during such period LESS the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

   "TRANCHE A LOANS" shall mean Loans so long as, and to the extent that, they are secured by Eligible Mortgage Loans other than Delinquent Mortgage Loans.

   "TRANCHE B LOANS" shall mean Loans so long as, and to the extent that, they are secured by Delinquent Mortgage Loans.

   "UNACCEPTABLE STATE" shall mean the states of Alaska, Alabama and Louisiana, and any other state notified by the Lender to the Borrower from time to time as determined by the Lender in its sole discretion.

   "UNDERLYING CUSTODIAL AGREEMENT" shall mean a custodial agreement among the Custodian, the Borrower and an Underlying Obligor, containing language in the form of EXHIBIT J hereto, as such custodial agreement may be modified, supplemented and in effect from time to time.

   "UNDERLYING LOAN" shall mean (i) the purchase of the Mortgage Loans by the Borrower, subject to the repurchase obligation of an Underlying Obligor to the Borrower or (ii) the extension of funds or other lending arrangements by the Borrower to the Underlying Obligor, in either case secured by a pool of Mortgage Loans owned by the Underlying Obligor with respect to which (x) either the Custodian has been instructed to hold the Underlying Loan Documents for the Lender pursuant to the Custodial Agreement or the Lender possesses such Underlying Loan Documents and (y) the Custodian has been instructed to hold the Mortgage Loan Documents for the Lender pursuant to the Custodial Agreement. The term "Underlying Loan" includes, without limitation, the Underlying Obligation, any Underlying Note, the Underlying Loan Documents and all right, title and interest of the Borrower as secured party in and to the Mortgage Notes and Mortgages and all other collateral securing such Underlying Obligation and all guarantees of such Underlying Loan.

   "UNDERLYING LOAN DOCUMENTS" with respect to any Underlying Loan shall mean any repurchase or loan agreements between the Borrower and the Underlying Obligor, any document or agreement evidencing any Underlying Obligation, including without limitation any Underlying Note, any loan agreement between the Borrower and the Underlying Obligor, all agreements pursuant to which the Underlying Obligor pledges the Mortgage Loans and any other collateral securing such Underlying Loan to the Borrower, all guarantees, copies of acknowledgment copies of all Uniform Commercial Code financing statements and assignments thereof filed in connection with the Underlying Loan or in connection with the pledge thereof and the rehypothecation of the related Mortgage Loans to the Lender hereunder, all interest rate swap, cap, collar agreements or similar arrangements providing for the protection against fluctuation in interest rates or the exchange of nominal interest obligations, the Underlying Custodial Agreement and all other documents related to such Underlying Loan (including the related Mortgage Loans and any other collateral for such Underlying Loan).

   "UNDERLYING NOTE" shall mean the original executed promissory note or other evidence of indebtedness with respect to an Underlying Loan.

   "UNDERLYING OBLIGATION" shall mean the obligations of any Underlying Obligor with respect to an Underlying Transaction.

   "UNDERLYING OBLIGOR" shall mean a Qualified Originator which is either (a) an Affiliate of the Borrower which is party to an Affiliate Transfer or (b) a Person which is not an Affiliate of the Borrower and is party to an Underlying Loan.

   "UNDERLYING TRANSACTION" shall mean an Affiliate Transfer or Underlying Loan, as applicable.

   "UNDERLYING TRANSACTION DOCUMENTS" shall mean Affiliate Transfer Documents or Underlying Loan Documents, as applicable.

   "UNDERWRITING GUIDELINES" shall mean the underwriting guidelines of the Qualified Originator of Mortgage Loans pledged to the Lender hereunder.

   "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

   "WET-INK MORTGAGE LOAN" shall mean a Mortgage Loan which is pledged to the Lender simultaneously with the origination thereof by the Qualified Originator, which origination is financed in part or in whole with proceeds of Loans remitted directly to a Settlement Agent.

   1.02 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

   Section 2.  LOANS, NOTE AND PREPAYMENTS

   2.01  LOANS.

    (a) Subject to fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02 hereof, and provided that no Default shall have occurred and be continuing hereunder, the Lender agrees from time to time, on the terms and conditions of this Loan Agreement, to make loans (individually, a "LOAN"; collectively, the "LOANS") to the Borrower in Dollars, from and including the Effective Date to and including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the Maximum Credit as in effect from time to time.

   (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

   (c) In no event shall a Loan be made when any Default or Event of Default has occurred and is continuing.

   2.02  NOTE.

   (a) The Loans made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of EXHIBIT A hereto (the "NOTE"), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Maximum Credit as originally in effect and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, at the Lender's sole cost.

   (b) The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; PROVIDED, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans.

   2.03  PROCEDURE FOR BORROWING.

   (a) The Borrower may request a borrowing hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written request for borrowing, which request must be received by the Lender prior to 2:00 p.m., New York City time, on the requested Funding Date. Such request for borrowing shall (i) attach a schedule identifying the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, (ii) specify the requested Funding Date and (iii) include a Mortgage Loan Tape containing information with respect to the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing.

   (b) Upon the Borrower's request for a borrowing pursuant to this Section 2.03(a), the Lender shall, assuming all conditions precedent set forth in
Section 5.01 and 5.02 have been met and provided no Default shall have occurred and be continuing, make a Loan to the Borrower on the requested Funding Date, in the amount so requested.

   (c) The Borrower shall release to the Custodian no later than 12:00 noon, Custodian's time, on the requested Funding Date, the Mortgage File pertaining to each Eligible Mortgage Loan (other than a Wet-Ink Mortgage Loan) to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

(d) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrower, no later than 3:00 p.m., New York City time, on a Funding Date, a Trust Receipt and a Mortgage Loan Schedule and Exception Report (each as defined in the Custodial Agreement) in respect of all Mortgage Loans and Underlying Obligations pledged to the Lender on such Funding Date. Subject to Section 5 hereof, such borrowing will then be made available to the Borrower by the Lender's transferring the aggregate amount of such borrowing in funds immediately available to the Borrower, on such Funding Date, via wire transfer to the following account of the Borrower:
Account no. 1295188388, NationsBank of Texas, Dallas, Texas, ABA #111000025, for the A/C of AMRESCO Residential Capital Markets Operating Account, Attn:
Nick Polyak, or as otherwise specified in the request for borrowing delivered by the Borrower pursuant to clause (a) above.

   2.04 LIMITATION ON TYPES OF LOANS; ILLEGALITY. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate:

   (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

   (b) the Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Loans; or

   (c) it becomes unlawful for the Lender to honor its obligation to make or maintain Loans hereunder using a Eurodollar Rate;

   then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional Loans, and the Borrower shall, either prepay such Loans or pay interest on such Loans at a rate per annum equal to the Federal Funds Rate plus 1%.

   2.05  REPAYMENT OF LOANS; INTEREST.

   (a) The Borrower hereby promises to repay in full on the Termination Date, or in full or in part on the date of any required prepayment pursuant to Section 2.06(a), the then aggregate outstanding principal amount of the Loans.

   (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to the Eurodollar Rate PLUS the Applicable Margin. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by the Borrower hereunder or under the Note, that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable monthly on the first Business Day of each month and for the last month of the Loan Agreement on the first Business Day of such last month and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrower.

   (c) Following each Funding Date and from time to time (as further described in Section 11.15 hereof), the Lender shall have the right to perform a Due Diligence Review with respect to any or all of the Mortgage Loans. In the event that the Lender discovers any discrepancy between the information set forth on the Mortgage Loan Tape and the information discovered as a result of the Lender's Due Diligence Review (in each case, a "DISCREPANCY"), then the Lender shall give notice thereof to the Borrower and the Borrower shall promptly correct the information set forth on the related Mortgage Loan Tape. In the event that any Discrepancy affects the classification of a Mortgage Loan as a non-Delinquent Mortgage Loan or a Delinquent Mortgage Loan (in each case, a "MISCLASSIFIED MORTGAGE LOAN"), then the Lender shall recalculate the accrued interest on the Loans outstanding during the period of time during which such Misclassified Mortgage Loan was pledged to the Lender hereunder (in each case, an "INTEREST RECALCULATION"), using the Applicable Margin which would have been applied for the Loans then outstanding if such Misclassified Mortgage Loan had been properly classified. The Borrower shall promptly remit to the Lender the excess (if any) of the Interest Recalculation over the accrued interest previously calculated and paid by the Borrower for the affected period of time. The Lender shall promptly remit to the Borrower the excess (if any) of the accrued interest previously calculated and paid by the Borrower for the affected period of time over the Interest Recalculation.

   2.06  MANDATORY PREPAYMENTS OR PLEDGE; PAYMENTS ON UNDERLYING LOANS.

   (a) If at any time the aggregate outstanding principal amount of Loans exceeds the Borrowing Base (a "BORROWING BASE DEFICIENCY"), as determined by the Lender and notified to the Borrower on any Business Day, the Borrower shall no later than one Business Day after receipt of such notice, either prepay the Loans in part or in whole or pledge additional Eligible Mortgage Loans (which Collateral shall be in all respects acceptable to the Lender) to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Loans does not exceed the Borrowing Base.

   (b) The Borrower shall instruct each Underlying Obligor to remit all proceeds of sale of any Mortgage Loan or Mortgage Loans (other than sales of Mortgage Loans (which continued to be pledged to the Lender hereunder) by the Underlying Obligor to the Borrower), or principal payments or prepayments of any Underlying Obligation with respect thereto ("PRINCIPAL PROCEEDS") to the Collateral Deposit Account established pursuant to the applicable Underlying Custodial Agreement. Any and all Principal Proceeds received by the Lender pursuant to the Custodial Agreement (whether or not such payments represent remittances from a Collateral Deposit Account) shall be applied to amounts outstanding under the Loans in such order as Lender may elect. If the Borrower receives any Principal Proceeds in respect of an Underlying Transaction, it shall hold such payments in trust for the Lender, segregated from all other funds of the Borrower, and immediately turn such payment over to the Lender, in the exact form received, with any necessary endorsements, for application by the Lender to amounts outstanding under the Loans in such order as Lender may elect.

   Section 3.  PAYMENTS; COMPUTATIONS; ETC.

   3.01  PAYMENTS.

   (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender: Account No. 40615114, Citibank, N.A., ABA# 021000089, For the A/C of MSMCI, Ref: AMRESCO Residential Capital Markets, Inc., not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

   (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

   3.02 COMPUTATIONS. Interest on the Loans shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

   Section 4.  COLLATERAL SECURITY.

   4.01  COLLATERAL; SECURITY INTEREST.

     (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Loan Documents as exclusive bailee and agent for the Lender pursuant to the terms of the Custodial Agreement and shall deliver to the Lender Trust Receipts (as defined in the Custodial Agreement) each to the effect that it has reviewed such Mortgage Loan Documents in the manner required by the Custodial Agreement and identifying any deficiencies in such Mortgage Loan Documents as so reviewed.

   (b) Each of the following items or types of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "BASIC COLLATERAL":

      (i) all Mortgage Loans;

     (ii) all Underlying Obligations and all Underlying Transactions;

    (iii) all Underlying Transaction Documents and all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records (as defined in Section 11.14(b) below) and any other collateral pledged or otherwise relating to such Mortgage Loans, Underlying Transactions or Underlying Obligations, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

   (iv) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loan and all claims and payments thereunder;

   (v) all other insurance policies and insurance proceeds relating to any Mortgage Loans or the related Mortgaged Property or to any Underlying Transaction;

   (vi) all Interest Rate Protection Agreements relating to or constituting any or all of the foregoing;

   (vii) all Collateral Deposit Accounts and all amounts, funds and other property from time to time credited to any Collateral Deposit Account, all other amounts received or receivable by the Custodian from any Underlying Obligor pursuant to any Underlying Custodial Agreement, the Underlying Transaction Documents or otherwise;

   (viii) all "general intangibles" as defined in the Uniform
  Commercial Code relating to or constituting any and all of the foregoing; and

   (ix) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

   All right, title and interest of the Borrower in and to (A) the Basic Collateral, (B) all obligations of the Pledgor owing to the Borrower in respect of the Basic Collateral and all collateral security therefor and (C) any and all replacements or substitutions for, distributions on or proceeds of any and all of the foregoing is hereinafter referred to as the "BORROWER COLLATERAL". All right, title and interest of the Pledgor in and to the Basic Collateral (but excluding any and all obligations of the Pledgor thereunder) and any and all replacements or substitutions for, distributions on or proceeds of any and all of the foregoing is hereinafter referred to as the "PLEDGOR COLLATERAL" The Borrower Collateral and the Pledgor Collateral is hereinafter collectively referred to as the "COLLATERAL".

   (c) The Borrower hereby assigns, pledges and grants a security interest to the Lender in all of its right, title and interest in, to and under all the Borrower Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the repayment of principal of and interest on all Loans and all other amounts owing to the Lender hereunder, under the Note and under the other Loan Documents (collectively, the "SECURED OBLIGATIONS"). The Borrower agrees to mark its computer records and tapes to evidence the security interests granted to the Lender hereunder. The Lender shall have sole and exclusive dominion and control of all Collateral Deposit Accounts and all amounts, funds and property from time to time credited thereto and in no event shall the Borrower have any rights with respect thereto, including without limitation, any rights of withdrawal therefrom.

   (d) To further secure the obligations of the Borrower, in consideration of the Borrower's transferring funds to the Pledgor and to induce the Lender to make Loans to the Borrower, the Pledgor hereby assigns, pledges and grants a security interest to the Lender in all of its right, title and interest in, to and under all Pledgor Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the Secured Obligations. The Pledgor agrees to mark its computer records and tapes to evidence the security interests granted to the Lender hereunder. The parties hereto recognize that the Pledgor is not an obligor hereunder and is entering into this Agreement in consideration of the Lender's agreeing to make funding available to the Borrower, which the Borrower may, at its option, make available to the Pledgor. The Pledgor and the Borrower have concurrently entered into Affiliate Transfer Documents which set forth the rights and obligations of each of such parties to each other in the event that the Lender forecloses on the Pledgor Collateral. Such Affiliate Transfer Documents are not binding on the Lender and nothing set forth herein or therein shall limit, alter or impair any of the Lender's rights hereunder.

   (e) The Pledgor acknowledges and agrees that Borrower may sell, resell (pursuant to a repurchase), pledge, repledge, hypothecate and rehypothecate to the Lender all or any portion of the Basic Collateral, including without limitation the pledge or rehypothecation of any or all Mortgage Loans transferred by the Pledgor to Borrower and hypothecation of any or all Underlying Obligations and Affiliate Transfers. The Pledgor acknowledges and agrees that in connection with the funding being made available to the Borrower under this Agreement the Borrower is pledging to the Lender its interests in the Underlying Obligations and Affiliate Transfers and the Affiliate Transfer Documents and rehypothecating to the Lender the Mortgage Loans related to the Affiliate Transfers. The Pledgor acknowledges and agrees that the Lender's rights with respect to the Basic Collateral are and shall continue to be senior and superior to the rights of the Pledgor and that the Lender shall have the absolute right to exercise any and all remedies with respect to the Mortgage Loans either pursuant to the pledge of the Mortgage Loans by the Pledgor to the Lender hereunder, pursuant to the pledge of the Mortgage Loans by the Borrower hereunder, or in connection with a foreclosure on the Borrower's interest in the Affiliate Transfers, whether or not any default has occurred or exists pursuant to any arrangement between the Pledgor and the Borrower. In the event of an Event of Default, the Lender shall have the right, but not the obligation, to proceed either prior, concurrently or subsequently with respect to the Borrower's interest in the Affiliate Transfers or any other collateral or other support for the Borrower's obligations under the Loans. Each of the Pledgor and the Borrower acknowledges and agrees that its rights with respect to the Basic Collateral are and shall continue to be at all times junior and subordinate to the rights of the Lender hereunder. Each of the Borrower and the Pledgor agrees that it will forbear and take no action without the express prior written consent of the Lender with respect to the Basic Collateral pursuant to any agreement between them or otherwise prior to 91 days after the time the Lender has sold or disposed of all of the Mortgage Loans and this Agreement is terminated.

   4.02 FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, each Loan Party will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Loan Party also hereby authorizes the Lender to file any such financing or continuation statement without the signature of such Loan Party to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

   4.03 CHANGES IN LOCATIONS, NAME, ETC. Neither Loan Party shall (i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as Lender shall request and taken all other actions deemed necessary by Lender to continue its perfected status in the Collateral with the same or better priority.

   4.04.  LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

   (a) Each Loan Party hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Loan Party and in the name of such Loan Party or in its own name, from time to time in the Lender's discretion if an Event of Default shall have occurred and be continuing, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, such Loan Party hereby gives the Lender the power and right, on behalf of such Loan Party, without assent by, but with notice to, such Loan Party, if an Event of Default shall have occurred and be continuing, to do the following:

      (i) in the name of such Loan Party or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

      (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

      (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Loan Party with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as such Loan Party might do.

Such Loan Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

   (b) Such Loan Party also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided for in Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

   (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to such Loan Party for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

   4.05. PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS. If such Loan Party fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

   4.06.  PROCEEDS.  If an Event of Default shall occur and be continuing,
(a) all proceeds of Collateral received by such Loan Party consisting of cash, checks and other near-cash items shall be held by such Loan Party in trust for the Lender, segregated from other funds of such Loan Party, and shall forthwith upon receipt by such Loan Party be turned over to the Lender in the exact form received by the such Loan Party (duly endorsed by such Loan Party to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from such Loan Party or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to such Loan Party or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

   4.07. REMEDIES. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in such Loan Party, which right or equity is hereby waived or released. Such Loan Party further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at such Loan Party's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to such Loan Party. To the extent permitted by applicable law, such Loan Party waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Such Loan Party shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

   4.08. LIMITATION ON DUTIES REGARDING PRESENTATION OF COLLATERAL. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party or otherwise.

   4.09. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

   4.10 RELEASE OF SECURITY INTEREST. Upon termination of this Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral.

   Section 5.  CONDITIONS PRECEDENT.

   5.01 INITIAL LOAN. The obligation of the Lender to make its initial Loan hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan, of the following conditions precedent:

   (a) LOAN DOCUMENTS. The Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

   (i)  NOTE.  The Note, duly completed and executed;

   (ii) CUSTODIAL AGREEMENT. The Custodial Agreement, duly executed and delivered by the Borrower and the Custodian. In addition, the Borrower shall have taken such other action as the Lender shall have requested in order to perfect the security interests created pursuant to the Loan Agreement;

      (b) ORGANIZATIONAL DOCUMENTS. A good standing certificate and certified copies of the charter and by-laws (or equivalent documents) of each Loan Party and of all corporate or other authority for each Loan Party with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by each Loan Party from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from such Loan Party to the contrary);

      (c) LEGAL OPINION. A legal opinion of counsel to the Loan Parties, substantially in the form attached hereto as EXHIBIT C; and

      (d) OTHER DOCUMENTS. Such other documents as the Lender may reasonably request.

   5.02 INITIAL AND SUBSEQUENT LOANS. The making of each Loan to the Borrower (including the initial Loan) on any Business Day is subject to the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

      (a) no Default or Event of Default shall have occurred and be continuing;

      (b) both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by each Loan Party in Section 6 hereof, and in each of the other Loan Documents, shall be true and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10 and Schedule 1, solely with respect to Mortgage Loans, Underlying Loans, Affiliate Transfers and Underlying Obligations included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall have received a request for borrowing in accordance with Section 2.03(a) signed by a Responsible Officer of the Borrower, which shall specifically include a statement that each of the Borrower and the Pledgor is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions and that the Borrower is not in Default under this Agreement and shall affirm the Borrower's representations and warranties herein.

      (c) the aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base;

      (d) subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.15 hereof, the Lender shall have completed its due diligence review of the Mortgage Loan Documents, the Underlying Loan Documents and the Affiliate Transfer Documents, as applicable, for each Loan and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Loans as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion;

      (e) the Lender shall have received from the Custodian a Trust Receipt in respect of Eligible Mortgage Loans to be pledged hereunder on such Business Day and a Mortgage Loan Summary, in each case dated such Business Day and duly completed;

      (f)  in the case of each Underlying Loan and the related Mortgage
   Loans;

              (i) the Lender shall have received for filing in the appropriate jurisdictions an executed (i) UCC-3 assignment, naming the Lender as assignee, with respect to each financing statement naming an Underlying Obligor as debtor and the Borrower as secured party and covering the Mortgage Loans or any other collateral securing such Underlying Loan and (ii) unless a UCC-1 financing statement satisfactory to the Lender in its sole discretion is already on file describing such Collateral, a UCC-1 financing statement naming the Borrower as debtor and the Lender as secured party covering the Underlying Loan, the Mortgage Loans and all other security for the Underlying Loan, each in form and substance satisfactory to the Lender; and

             (ii) the Lender shall have received the original Underlying Note endorsed in blank and certified copies of all of the other Underlying Loan Documents (including the Underlying Custodial Agreement but not including the Mortgage Loan Documents) and each such Underlying Loan Document shall be satisfactory to the Lender in form and substance;

      (g)  in the case of each Affiliate Transfer and the related Mortgage
   Loans;
                                     -23-

             (i) the Lender shall have received for filing in the appropriate jurisdictions an executed (i) UCC-3 assignment, naming the Lender as assignee, with respect to each financing statement naming an Underlying Obligor as debtor and the Borrower as secured party and covering the Mortgage Loans or any other collateral securing such Affiliate Transfer and (ii) unless a UCC-1 financing statement satisfactory to the Lender in its sole discretion is already on file describing such Collateral, a UCC-1 financing statement naming the Borrower as debtor and the Lender as secured party covering the Affiliate Transfer, the Mortgage Loans and all other security for the Affiliate Transfer, each in form and substance satisfactory to the Lender;

             (ii) the Lender shall have received certified copies of all of the Affiliate Transfer Documents (including the Underlying Custodial Agreement but not including the Mortgage Loan Documents) and each such Affiliate Transfer Document shall be satisfactory to the Lender in form and substance; and

             (iii) the Lender shall have received, with respect to any Underlying Obligor which is an Affiliate of the Borrower other than the Pledgor, a Pledge Agreement substantially in the form of
      EXHIBIT I hereto, duly executed by all parties thereto and duly delivered by the Underlying Obligor.

      (h) the Lender shall have received any Servicing Agreement covering all or a portion of the Mortgage Loans, certified as a true, correct and complete copy of the original (which shall be acceptable to the Lender in its sole discretion), and the letter of the applicable Servicer, if any, required under Section 11.14(d);

      (i)  none of the following shall have occurred and/or be continuing:

      (1) a catastrophic event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities for a period of (or reasonably expected to be) at least 30 consecutive days and the same has resulted in the Lender not being able to finance any Loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such catastrophic event or events; or

      (2) a catastrophic event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans for a period of (or reasonably expected to be) at least 30 consecutive days and the same results in the Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such catastrophic event or events; or

      (3) there shall have occurred a material adverse change in the financial condition of the Lender which affects (or can reasonably be expected to affect) materially and adversely the ability of the Lender to fund its obligations under this Loan Agreement;

      (k) the Lender shall have received Underwriting Guidelines for such Mortgage Loans acceptable to the Lender in its sole discretion;

      (l) the Lender shall have received from the Borrower the applicable Mapping Materials; and

      (m)  the Lender shall have received the Approved Originator
   Representations and shall have approved them as acceptable to the Lender.

Each request for a borrowing by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in this Section (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

   Section 6. REPRESENTATIONS AND WARRANTIES. Each of the Pledgor (only as to Sections 6.01, 6.04, 6.05, 6.06, 6.10(b), 6.10(d), 6.11 and 6.12, the last sentence of Section 6.15 and Section 6.16) and the Borrower represents and warrants to the Lender that throughout the term of this Loan Agreement:

   6.01 EXISTENCE. Such Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a material adverse effect on its property, business or financial condition, or prospects; and
(c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its property, business or financial condition, or prospects.

   6.02 FINANCIAL CONDITION. The Borrower has heretofore furnished to the Lender a copy of its consolidated balance sheet and the related consolidated statements of income and retained earnings and of cash flows as at December 31, 1995, with the opinion thereon of Deloitte & Touche, and the related consolidated balance sheet and consolidated statements of income and retained earnings and of cash flows for the Borrower and certain Affiliates thereof for the first two quarterly fiscal periods of 1996. All such financial statements are complete and correct and fairly present the consolidated financial condition of the Borrower and such Affiliates and the consolidated results of their operations for the fiscal year ended on such date or for such fiscal periods, as the case may be, all in accordance with GAAP applied on a consistent basis.

   6.03 LITIGATION. There are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against the Borrower or any of its Subsidiaries or affecting any of the property thereof before any Governmental Authority, (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a material adverse effect on the property, business or financial condition, or prospects of the Borrower or (ii) which questions the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby.

   6.04 NO BREACH. Neither (a) the execution and delivery of the Loan Documents or (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of such Loan Party, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which such Loan

Party, or any of its Subsidiaries, is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument, or (except for the Liens created pursuant to this Loan Agreement) result in the creation or imposition of any Lien upon any property of such Loan Party or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

   6.05 ACTION. Such Loan Party has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents; the execution, delivery and performance by such Loan Party of each of the Loan Documents have been duly authorized by all necessary corporate or other action on its part; and each Loan Document has been duly and validly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

   6.06 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any securities exchange, are necessary for the execution, delivery or performance by such Loan Party of the Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Agreement.

   6.07 MARGIN REGULATIONS. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X.

   6.08 TAXES. The Borrower and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate.

   6.09 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

   6.10  COLLATERAL; COLLATERAL SECURITY.

   (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any Mortgage Loan or any Underlying Obligation to any other Person, and immediately prior to the pledge of such Mortgage Loan or Underlying Obligation, the Borrower was the sole owner of such Underlying Obligation and had good and marketable title thereto, free and clear of all Liens, except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder and either (i) the Borrower was the sole owner of such Mortgage Loan and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder or
(ii) the Underlying Obligor was the sole owner of such Mortgage Loan and had good and marketable title thereto, free and clear of all Liens, except for Liens granted in favor of the Borrower pursuant to the applicable Underlying Transaction Documents and the Borrower has the legal right to rehypothecate the Mortgage Loan to the Lender hereunder.

   (b) The provisions of this Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of such Loan Party in, to and under the Collateral.

   (c) Upon receipt by the Custodian of each Mortgage Note, endorsed in blank by a duly authorized officer of the Borrower, the Lender shall have a fully perfected first priority security interest therein, in the Mortgage Loan evidenced thereby and in the Borrower's interest in the related Mortgaged Property.

   (d) Upon the filing of financing statements and assignments of financing statements identified in Sections 5.02(f) and 5.02(g) in the jurisdictions and recording offices listed on Schedule 2 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the applicable Uniform Commercial Code in all right, title and interest of each Loan Party in, to and under such Collateral, which can be perfected by filing under the applicable Uniform Commercial Code.

   6.11 CHIEF EXECUTIVE OFFICE. The Borrower's chief executive office on the Effective Date is located at 700 N. Pearl Street, Suite 2400, Dallas, Texas 75201-7424. The Pledgor's chief executive office on the Effective Date is located at 3401 Centrelake Drive, Suite 480, Ontario, California.

   6.12 LOCATION OF BOOKS AND RECORDS. The location where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is 3401 Centrelake Drive, Suite 480, Ontario, California. The location where the Pledgor keeps its books and records, including all computer tapes and records relating to the Collateral is 16800 Aston Street, Irvine, California 92714.

   6.13 TRUE AND COMPLETE DISCLOSURE. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

   6.14 TANGIBLE NET WORTH. On the Effective Date, the Tangible Net Worth of the Borrower is not less than $30,000,000.

   6.15 ERISA. Each Plan to which the Borrower or its Subsidiaries make direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which the Borrower would be under an obligation to furnish a report to the Lender under Section 7.01(d) hereof. Such Loan Party is not a Plan or a Multiemployer Plan.

   6.16 SOLVENCY. The actions taken by such Loan Party pursuant to this Agreement are not undertaken with the intent to hinder, delay or defraud any of such Loan Party's creditors. Such Loan Party is not insolvent within the meaning of 11 U.S.C. Section 101(32) and the consummation of the transactions contemplated herein (a) will not cause such Loan Party to become insolvent,
(b) will not result in any property remaining with such Loan Party to be unreasonably small capital, and (c) will not result in debts that would be beyond such Loan Party's ability to pay as same mature. Such Loan Party is receiving reasonably equivalent value in exchange for the transfer and pledge of such Loan Party's interest in the Basic Collateral made pursuant to this Agreement.

   Section 7. COVENANTS OF THE PLEDGOR AND THE BORROWER. Each of the Pledgor (only as to Sections 7.03(a), 7.03(d) and 7.13) and the Borrower covenants and agrees with the Lender that, so long as any Loan is outstanding and until payment in full of all Secured Obligations:

   7.01  FINANCIAL STATEMENTS. The Borrower shall deliver to the Lender:

      (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

   (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

   (c) from time to time such other information regarding the financial condition, operations, or business of the Borrower as the Lender may reasonably request; and

   (d) as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer knows, or with respect to any Plan or Multiemployer Plan to which the Borrower or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Borrower setting forth details respecting such event or condition and the action, if any, that the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

      (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (PROVIDED that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

     (ii) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan;

         (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

         (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

         (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce
   Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

        (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections.

The Borrower will furnish to the Lender, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer of the Borrower to the effect that, to the best of such Responsible Officer's knowledge, the Borrower during such fiscal period or year has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action the Borrower has taken or proposes to take with respect thereto).

     7.02 LITIGATION. The Borrower will promptly, and in any event within 10 days after service of process on any of the following, give to the Lender notice of all legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect.

     7.03  EXISTENCE, ETC.  Such Loan Party will:

     (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (PROVIDED, that nothing in this Sction 7.03 shall prohibit any transaction expressly permitted under Section
   7.04 hereof);

     (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its property, business or financial condition, or prospects;

      (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

      (d)  not move its chief executive office from the address referred to in
   Section 6.11 unless it shall have provided the Lender 30 days prior written notice of such change;

     (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

        (f) permit representatives of the Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender.

   7.04 PROHIBITION OF FUNDAMENTAL CHANGES. The Borrower shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or usbstantially all of its assets (other than the sale of mortgage loans and residual certificates by the Borrower in the Borrower's ordinary course of business); PROVIDED, that the Borrower may merge or consolidate with (a) any wholly owned subsidiary of the Borrower, or
(b) any other Person if the Borrower the surviving corporation; and PROVIDED FURTHER, that if after giving effect thereto, no Default would exist hereunder.

    7.05 BORROWING BASE DEFICIENCY. If at any time there exists a Borrowing Base Deficiency the Borrower shall cure same in accordance with Section 2.06 hereof.

   7.06 NOTICES. Upon obtaining knowledge of the following, the Borrower shall ive notice to the Lender:

       (a) promptly of the occurrence of any Default or Event of Default;

       (b) with respect to any Mortgage Loan pledged to the Lender hereunder, immediately upon receipt of any principal prepayment (in full or partial) of such pledged Mortgage Loan;

      (c) with respect to any Mortgage Loan pledged to the Lender hereunder, immediately if the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Collateral Value of such pledged Mortgage Loan;

      (d) promptly of any default related to any Collateral and any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

      (e) promptly, and in any event within 10 days, after service of process in respect thereof, of any legal or arbitrable proceedings affecting the Borrower, any Underlying Obligor or any of the Subsidiaries of any of them that questions or challenges the validity or enforceability of any of the Affiliate Transfer Documents, the validity, enforceability, or rights of the Lender with respect to the pledge to the Lender of any Underlying Loan or the rehypothecation of any Underlying Loan or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect; and

      (f) with respect to any Underlying Loan pledged to the Lender hereunder, immediately (i) upon receipt of notice from the related Underlying Obligor of such Underlying Obligor's intention to prepay, in full or partial, such pledged Underlying Loan, or (ii) upon receipt of any principal prepayment (in full or partial) of such pledged Underlying Loan.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.


    7.07 INTEREST RATE PROTECTION AGREEMENTS. The Borrower shall deliver to the Custodian and the Lender monthly a written summary of the notional amount of all outstanding Interest Rate Protection Agreements. In addition, prior to entering into any Interest Rate Protection Agreement related to the Mortgage Loans, the Borrower shall provide MS & Co. with the right to bid on becoming a party to such Interest Rate Protection Agreement.

   7.08 SERVICING TAPE. The Borrower shall provide or cause the Servicer to provide to the Lender on a monthly basis a computer readable magnetic tape and hard copy containing servicing information, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced hereunder by such Borrower or a third party servicer in form and substance acceptable to Lender.

   7.09 CREDIT CRITERIA. Without the prior written consent of the Lender (which consent shall not be unreasonably withheld), the Borrower shall not amend or otherwise modify the Credit Criteria in such a manner which may have an adverse effect on the credit quality of any or all of the Mortgage Loans. The Borrower shall promptly send a copy of any changes in the Credit Criteria to the Lender.

   7.10 LINES OF BUSINESS. The Borrower will not engage to any substantial extent in any line or lines of business activity other than the businesses now generally carried on by it.

   7.11 TRANSACTIONS WITH AFFILIATES. The Borrower will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Loan Agreement (including without limitation any Affiliate Transfer permitted hereunder),
(b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 7.11 to any Affiliate.

   7.12 USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely to originate, acquire, fund, manage and service Eligible Mortgage Loans and Eligible Underlying Obligations.

   7.13 LIMITATION ON LIENS. Such Loan Party will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement, and such Loan Party will defend the right, title and interest of the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

    7.14 LIMITATION ON GUARANTEES. Without the prior written consent of the Lender (which consent shall not be unreasonably withheld), the Borrower shall not create, incur, assume or suffer to exist any Guarantees which, in the aggregate, exceed $1,000,000.

   7.15 LIMITATION ON SALE OF ASSETS. The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of, any of its Property, business or assets (including, without limitation, receivables and leasehold interests) whether now owned or hereafter acquired, except for (i) sales of mortgage loans not included in the Collateral, (ii) the sale of any obsolete or worn-out equipment no longer used or useful, for cash, the net proceeds of which are reinvested in replacement equipment, and (iii) the sale of any residual pieces of mortgage-backed securities.

   7.16 LIMITATION ON DISTRIBUTIONS. After the occurrence and during the continuation of any Event of Default, the Borrower shall not make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any equity interest of the Borrower, whether now or hereafter outstanding, or make any dividend payment or other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower.

   7.17 ORGANIZATIONAL DOCUMENTS. The Borrower shall not amend its organizational documents such that the result would impair the Borrower's ability to perform under this Loan Agreement or otherwise impair the Lender's rights or interest in the Collateral, without the prior written consent of the Lender, which shall not be unreasonably withheld.

   7.18 MAINTENANCE OF TANGIBLE NET WORTH. The Borrower shall not permit Tangible Net Worth at any time to be less than $30,000,000.

   7.19 MAINTENANCE OF RATIO OF TOTAL INDEBTEDNESS TO TANGIBLE NET WORTH.
The Borrower shall not permit the ratio of Total Indebtedness to Tangible Net Worth at any time to be greater than 8:1.

   7.20 MAINTENANCE OF PROFITABILITY. The Borrower shall not permit, for any period of three consecutive fiscal quarters (each such period, a "TEST PERIOD"), Net Income for such Test Period before income taxes for such Test Period, and distributions made during such Test Period, to be less than $1.00.

7.21 NO AMENDMENT OR WAIVER. The Borrower shall not amend or modify any Underlying Loan Documents or Affiliate Transfer Documents or waive compliance with any provision thereunder without the prior written consent of the Lender and shall strictly enforce the obligations, duties and covenants of the Underlying Obligor thereunder.

     Section 8. EVENTS OF DEFAULT. Each of the following events shall constitute an event of default (an "EVENT OF DEFAULT") hereunder:

         (a) the Borrower shall default in the payment of any principal of or interest on any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

      (b) the Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for five Business Days; or

      (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by any Loan Party, or any certificate furnished to the Lender pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

      (d) the Borrower or the Pledgor, as the case may be, shall fail to comply with the requirements of Section 7.03(a), Section 7.04,
   Section 7.06, or Sections 7.09 through 7.21 hereof; or the Borrower shall default in the performance of its obligations under Section 7.05 hereof and such default shall continue unremedied for a period of one
   (1) Business Day; or the Borrower or the Pledgor, as the case may be, shall otherwise fail to comply with the requirements of Section 7.03 hereof and such default shall continue unremedied for a period of five Business Days; or the Borrower or the Pledgor shall fail to observe or perform any other agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven Business Days; or

      (e) a final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against the Borrower or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction over them and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower or any such Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

      (f) the Borrower shall admit in writing its inability to pay its debts as such debts become due; or

         (g) the Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or
   (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

      (h) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

      (i) the Custodial Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower; or

      (j) the Borrower shall grant, or suffer to exist, any Lien on the Collateral other than those in favor of the Lender, or the Liens contemplated hereby cease to be first priority perfected Liens in favor of the Lender or become Liens on any Collateral in favor of any Person other than the Lender; or

      (k) any materially adverse change in the Properties, business or financial condition, or prospects of the Borrower or any of its Subsidiaries, in each case as determined by the Lender in its sole discretion, or the existence of any other condition which, in the Lender's sole discretion, constitutes a material impairment of the Borrower's ability to perform its obligations under this Loan Agreement, the Note or any other Loan Document; or

      (l)  the Lender determines that the number of Misclassified
   Mortgage Loans equals at least 5% of the Mortgage Loans reviewed pursuant to a Due Diligence Review during any four month period of time; or

      (m) a material default or breach shall have occurred and be continuing under any Underlying Transaction Document; or

      (n) a material default or breach shall have occurred and be continuing under any Pledge Agreement.

   SECTION 9.  REMEDIES UPON DEFAULT.

   (a) Upon the occurrence of one or more Events of Default other than those referred to in Section 8(g) or (h), the Lender may immediately declare the principal amount of the Loans then outstanding under the Note or Notes to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement; PROVIDED that upon the occurrence of an Event of Default referred to in Sections 8(g) or (h), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note or Notes shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

   (b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.

   SECTION 10. NO DUTY ON LENDER'S PART. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

   SECTION 11.  MISCELLANEOUS.

     11.01 WAIVER. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

   11.02 NOTICES. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including, without limitation, any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

11.03  INDEMNIFICATION AND EXPENSES.

(a) The Borrower agrees to hold the Lender harmless from and indemnify the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender, relating to or arising out of, this Loan Agreement, the Note or Notes, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note or Notes, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan, Underlying Obligation or Underlying Transaction for any sum owing thereunder, or to enforce any provisions of any such Mortgage Loan, Underlying Obligation or Underlying Transaction, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note or Notes, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note or Notes is a recourse obligation of the Borrower.

   (b) Except as set forth in Section 2.02(a) hereof, the Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note or Notes, any other Loan Document or any other documents prepared in connection herewith or therewith. The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including, without limitation, (i) all the reasonable fees, disbursements and expenses of counsel to the Lender, and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement, including, but not limited to, those costs and expenses incurred by the Lender pursuant to Sections 11.03(a),
11.14 and 11.15 hereof.

   11.04 AMENDMENTS. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

    11.05 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

   11.06 SURVIVAL. The obligations of the Borrower under Section 11.03 hereof shall survive the repayment of the Loans and the termination of this Loan Agreement. In addition, each representation and warranty made, or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

   11.07 CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

   11.08 COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

   11.09 LOAN AGREEMENT CONSTITUTES SECURITY AGREEMENT; GOVERNING LAW. This Loan Agreement shall be governed by New York law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

   11.10 SUBMISSION TO JURISDICTION; WAIVERS. EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY:

     (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

     (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT
   IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

     (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

    (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     11.11 WAIVER OF JURY TRIAL. EACH OF THE LENDER AND THE LOAN PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED

BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     11.12  ACKNOWLEDGMENTS.  Each Loan Party hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

     (b) the Lender has no fiduciary relationship to any Loan Party, and the relationship between each Loan Party and the Lender is solely that of debtor and creditor; and

     (c) no joint venture exists between the Lender and any Loan Party.

     11.13 HYPOTHECATION OR PLEDGE OF LOANS. The Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

     11.14   SERVICING.

     (a) The Borrower covenants to maintain or cause the servicing of the Mortgage Loans to be maintained in conformity with accepted and prudent servicing practices in the industry for the same type of mortgage loans as the Mortgage Loans. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default, or (ii) the date on which all the Secured Obligations have been paid in full, or (iii) the transfer of servicing approved by the Borrower.

     (b) If the Mortgage Loans are serviced by the Borrower, (i) the Borrower agrees that Lender is the owner of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Mortgage Loans (the "SERVICING RECORDS"), and
(ii) the Borrower grants the Lender a security interest in all servicing fees and rights relating to the Mortgage Loans and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

     (c) If the Mortgage Loans are serviced by a third party servicer (such third party servicer, the "SERVICER"), the Borrower (i) shall provide a copy of the servicing agreement to the Lender, which shall be in form and substance acceptable to the Lender (the "SERVICING AGREEMENT"); and (ii) hereby irrevocably assigns to the Lender and Lender's successors and assigns all right, title, interest and the benefits of the Servicing Agreements with respect to the Mortgage Loans.

     (d) If the Servicer is the Borrower or an Affiliate of the Borrower, the Borrower shall provide to the Lender a letter from the Servicer to the effect that upon the occurrence of an Event of Default, the Lender may terminate the Servicing Agreement and transfer such servicing to its designee, at no cost or expense to the Lender, it being agreed that the Borrower will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the Lender.

     (e) After the Funding Date, until the pledge of any Mortgage Loan, Underlying Obligation, Underlying Loan and Affiliate Transfer is relinquished by the Custodian, the Borrower will have no right to modify or alter the terms of the Mortgage Loan or Underlying Obligation, Underlying Loan or Affiliate Transfer and the Borrower will have no obligation or right to repossess the Mortgage Loan or Underlying Obligation, Underlying Loan or Affiliate Transfer or substitute another Mortgage Loan or Underlying Obligation, Underlying Loan or Affiliate Transfer, except as provided in the Custodial Agreement.

     (f) In the event the Borrower or its Affiliate is servicing the Mortgage Loans, the Borrower shall permit the Lender to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or its Affiliate, as the case may be, has the ability to service the Mortgage Loans as provided in this Loan Agreement.

     11.15 PERIODIC DUE DILIGENCE REVIEW. The Loan Parties acknowledge that the Lender has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, the Underlying Loans and the Affiliate Transfers, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each of the Loan Parties agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, make copies of, and make extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans or the Underlying Loans and Affiliate Transfers in the possession, or under the control, of any Loan Party and/or the Custodian.
The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files, the Mortgage Loans, the Underlying Loans and the Affiliate Transfers. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender shall make Loans to the Borrower based solely upon the information provided by the Borrower to the Lender in the Mortgage Loan Tape and the representations, warranties and covenants contained herein, and that the Lender, at is option, has the right, at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans or the Underlying Loans and Affiliate Transfers securing such Loan, including, without limitation, ordering new credit reports, new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Lender may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower. The Borrower further agrees that the Borrower shall reimburse the Lender for any and all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.15.

     11.16 INTENT. The parties recognize that each Loan is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

                             [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                   BORROWER


                                   AMRESCO RESIDENTIAL CAPITAL
                                   MARKETS, INC.


                                   By
                                      ---------------------------------
                                      Title:

                                   ADDRESS FOR NOTICES:

                                   c/o AMRESCO Residential Credit Corporation
                                   3401 Centrelake Drive
                                   Suite 480
                                   Ontario, California  91761
                                   Attention:  Mr. Michael W. Trickey
                                   Telecopier No.:  (909) 605-7619
                                   Telephone No.:  (909) 605-7600

                                   with a copy to:

                                   ARMC
                                   700 N. Pearl Street
                                   Suite 2400, Lock Box 342
                                   Dallas, Texas 75201-7424
                                   Attention:  General Counsel
                                   Telecopier No.:  (214) 953-7757
                                   Telephone No.:  (214) 953-7700


                                   PLEDGOR

                                   AMRESCO RESIDENTIAL MORTGAGE CORPORATION

                                   By
                                      --------------------------------
                                      Title:

                                   ADDRESS FOR NOTICES:

                                   3401 Centrelake Drive
                                   Suite 480
                                   Ontario, California  91761
                                   Attention:  Mr. Michael W. Trickey

                                   Telecopier No.:  (909) 605-7619
                                   Telephone No.:  (909) 605-7600

                                   with a copy to:

                                   ARMC
                                   700 N. Pearl Street
                                   Suite 2400, Lock Box 342
                                   Dallas, Texas 75201-7424
                                   Attention:  General Counsel
                                   Telecopier No.:  (214) 953-7757
                                   Telephone No.:  (214) 953-7700

                                   LENDER

                                   MORGAN STANLEY MORTGAGE CAPITAL INC.


                                   By
                                      ---------------------------------
                                      Title:

                                   ADDRESS FOR NOTICES:
                                   1585 Broadway
                                   New York, New York  10036
                                   Attention:  Mr. Peter Mozer
                                   Telecopier No.: 212-761-0570
                                   Telephone No.:  212-761-2408

                                                                SCHEDULE 1
                                 ELIGIBILITY CRITERIA

                           Part I. ELIGIBLE MORTGAGE LOANS

    As to each Mortgage Loan included in the Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), the following eligibility criteria shall be met as of such date and as of each date Collateral Value is determined:

     (a) Such Mortgage Loan and all Mortgage Loan Documents are complete and authentic and all signatures thereon are genuine.

     (b) Such Mortgage Loan arose from a bona fide loan, complying with all applicable State and Federal laws and regulations, to persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

     (c) No default has occurred with respect to any provisions of such Mortgage Loan.

     (d) To the best of the Borrower's knowledge, any property subject to any security interest given in connection with such Mortgage Loan is not subject to any encumbrances other than "permitted encumbrances" which may be allowed under the Approved Originator Representations.

     (e)  (i)  As to any Mortgage Loan not subject to an Underlying
          Transaction, the Borrower pledging such Mortgage Loan hereunder (A) holds good and indefeasible title to, and is the sole owner of, such Mortgage Loan subject to no Liens, charges, mortgages, participations, encumbrances or rights of others and to no other Liens released simultaneously with such pledge and (B) has the right freely to assign, pledge and grant a security interest in such Mortgage Loan to the Lender subject to the rights of no third parties.

          (ii) As to any Mortgage Loan subject to an Underlying
          Transaction, (A) the Underlying Obligor holds good and indefeasible title to, and is the sole owner of, such Mortgage Loan subject to no Liens, charges, mortgages, participations, encumbrances or rights of others and to no other Liens released simultaneously with such pledge and (B) the Borrower has the right freely to assign, pledge and grant a security interest in such Mortgage Loan to the Lender.

     (f) Each Mortgage Loan conforms to the description thereof as set forth on the related Mortgage Loan Schedule delivered to the Custodian and the Lender.

     (g) All disclosures required by the Real Estate Settlement Procedures
         Act, by Regulation X promulgated thereunder and by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly


                              Schedule 1-1
         known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

    (h)  Such Mortgage Loan (other than a Delinquent Mortgage Loan) is not
         29 or more days delinquent as of the last payment due date for such Mortgage Loan. Each Delinquent Mortgage Loan is not 59 or more days delinquent as of the last payment due date for such Delinquent Mortgage Loan.

    (i) Each of the Approved Originator Representations given or made by the Qualified Originator in connection with such Mortgage Loan was and is true and correct as made as of the date made.

    (j)  With respect to each Mortgage Loan that is a Wet-Ink Mortgage
         Loan, the Settlement Agent has been instructed in writing by the Approved Originator to promptly forward such Mortgage Loan Documents to the Custodian for receipt on the Business Day following the applicable Funding Date.



















                              Schedule 1-2

Part II.  AFFILIATE TRANSFERS AND UNDERLYING LOANS

    As to each Mortgage Loan which is related to an Underlying Transaction, and as to the related Underlying Transaction Documents and Underlying Obligation, the following eligibility criteria shall be met as of the applicable Funding Date and as of each date Collateral Value is determined:

   (a) VALIDITY OF UNDERLYING TRANSACTION DOCUMENTS. The Underlying Transaction Documents and any other agreement executed and delivered by the Underlying Obligor or guarantor, if applicable, in connection with an Underlying Transaction are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. The Borrower and the Underlying Obligor had legal capacity to enter into the Underlying Transaction and the Underlying Obligor had the legal capacity to execute and deliver the Underlying Transaction Documents and any such agreement, and the Underlying Transaction Documents and any such other related agreement to which such Borrower or the Underlying Obligor are parties have been duly and properly executed by such Borrower and the Underlying Obligor, as applicable. The Underlying Transaction Documents to which the Underlying Obligor is a party constitute legal, valid, binding and enforceable obligations of the Underlying Obligor. The Underlying Transaction and the Underlying Transaction Documents are in full force and effect, and the enforceability of the Underlying
        Transaction Documents has not been contested by the Underlying
        Obligor.

   (b)  ORIGINAL TERMS UNMODIFIED.  The terms of the Underlying
        Transaction Documents have not been impaired, altered or modified in any respect.

   (c) NO DEFENSES. The Underlying Transaction is not subject to any right of rescission, set-off, counterclaim or defense nor will the operation of any of the terms of any Underlying Transaction Documents, or the exercise of any right thereunder, render any Underlying Transaction Document unenforceable in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

   (d) NO BANKRUPTCY. The Underlying Obligor is not a debtor in any state or federal bankruptcy or insolvency proceeding. To the best of such Borrower's knowledge, the Underlying Obligor is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of the Underlying Obligor's assets or any of the Mortgage Loans.

   (e) COMPLIANCE WITH APPLICABLE LAWS; CONSENTS. Any and all requirements of any federal, state or local law including, without limitation, usury, consumer credit protection, or disclosure laws applicable to the Underlying Transaction have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Borrower shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Lender, and shall deliver to the Lender, upon demand, evidence of compliance with all such requirements. All consents of and all


                              Schedule 1-3
        filings with any federal or state Governmental Authority necessary in connection with the execution, delivery or performance of the Underlying Transaction have been obtained or made and are in full force and effect.

   (f) NO WAIVER. The Borrower has not waived the performance by the Underlying Obligor of any action, if the Underlying Obligor's failure to perform such action would cause the Underlying Transaction to be in default, nor has such Borrower waived any default resulting from any action or inaction by the Underlying Obligor.

   (g) NO DEFAULTS. There is no default, breach, violation or event of acceleration existing under the Underlying Transaction Documents and no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and neither such Borrower nor its predecessors in interest have waived any such default, breach, violation or event of acceleration.

   (h) DELIVERY OF UNDERLYING TRANSACTION DOCUMENTS. The Underlying Transaction Documents have been delivered to the Lender.

   (i) ORGANIZATION. The Underlying Obligor has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation. The Underlying Obligor has requisite power and authority to (i) own its properties, (ii) transact the business in which it is now engaged, (iii) execute and deliver the Underlying Transaction Documents and (iv) consummate the transactions contemplated thereby. The Underlying Obligor is duly qualified to do business and is in good standing in the jurisdictions where it is required to be so qualified in connection with the ownership, maintenance, management and operation of its business. The Underlying Obligor possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which is now engaged.

   (j) NO CONFLICTS. The execution, delivery and performance of the Underlying Transaction Documents by the Underlying Obligor do not conflict with or constitute a default under, or result in the creation or imposition of any lien (other than pursuant to the Underlying Transaction Documents) under, any mortgage, deed of trust, loan agreement, partnership agreement, or other agreement or instrument to which the Underlying Obligor is a party or to which any of its property is subject, nor will such action result in any violation of the provisions of any statute of any jurisdiction over the Underlying Obligor, and any qualification of or with any governmental authority required for the execution, delivery, and performance by the Underlying Obligor of the Underlying Transaction Documents has been obtained and is in full force and effect.

   (k) COMPLIANCE. The Underlying Obligor complies in all material respects with all applicable legal requirements. The Underlying Obligor is not in default or


                              Schedule 1-4
        violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of the Underlying Obligor.

   (l) UNDERLYING TRANSACTION ASSIGNABLE. Each Underlying Transaction Document is assignable to the Lender. The Underlying Transaction Documents permit the Borrower to sell, assign, pledge, transfer or rehypothecate the Mortgage Loans related to such Underlying Transactions.

   (m) SOLVENCY. The transfer of the Mortgage Loans subject to the Underlying Transaction Documents is not undertaken with the intent to hinder, delay or defraud any of the Underlying Obligor's creditors. The Underlying Obligor is not insolvent within the meaning of 11 U.S.C. Section 101(32) and the transfer and pledge of the Mortgage Loans pursuant to the Underlying Transaction Documents (i) will not cause the Underlying Obligor to become insolvent, (ii) will not result in any property remaining with the Underlying Obligor to be unreasonably small capital, and (iii) will not result in debts that would be beyond the Underlying Obligor's ability to pay as same mature. The Underlying Obligor receives reasonably equivalent value in exchange for the transfer and pledge of the Mortgage Loans in accordance with the Underlying Transaction Documents.

   (n) UNDERLYING LOAN AND MORTGAGE LOANS AS DESCRIBED. As to each Underlying Loan only, the information set forth in the Mortgage Loan Tape with respect to the Underlying Loan is complete, true and correct in all material respects.

   (o) NO SATISFACTION OR PREPAYMENT OF UNDERLYING LOAN. As to each Underlying Loan only, the Underlying Loan has not been satisfied, canceled, subordinated, released or rescinded, in whole or in part.

   (p) OWNERSHIP. As to each Underlying Loan only, the Borrower is the sole owner and holder of the Underlying Loan. The Underlying Loan has not been assigned or pledged by the Borrower, and the Borrower has good, indefeasible and marketable title to the Underlying Loan, and has full right to transfer, pledge and assign the Underlying Loan to the Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge the Underlying Loan pursuant to this Agreement, and following the pledge of the Underlying Loan, the Lender will hold such Underlying Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Agreement.

   (q) NO PLAN ASSETS. As to each Underlying Loan only, the related Underlying Obligor is not an "employee benefit plan," as defined in
        Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of the Mortgagor constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.


                              Schedule 1-5

   (r) FINANCIAL INFORMATION. As to each Underlying Loan only, based upon the related Underlying Obligor's representations and warranties, all financial data, including, without limitation the statements of cash flow and income and operating expense, that have been delivered to the Borrower (i) are true, complete, and correct in all material respects, and (ii) accurately represent the financial condition of such Underlying Obligor as of the date of such reports.

   (s) UNDERLYING LOAN AND MORTGAGE LOANS ASSIGNABLE; LENDER'S SECURITY INTEREST. As to each Underlying Loan only, the Asset File with respect to the Underlying Loan has been delivered to the Custodian and the Uniform Commercial Code Financing Statements naming the Borrower as debtor and the Lender as secured party and covering the Underlying Loans have been filed in all appropriate jurisdictions and the Lender has a first priority perfected security interest in the Underlying Loan.

  [(t) MORTGAGE LOAN POOL. The Mortgage Loan Pool conforms to the requirements set forth on Schedule 3 hereto.]

   (u) UNDERLYING CUSTODIAL AGREEMENT. The Custodian is not an affiliate of the Borrower or the Underlying Obligor.



                              Schedule 1-6

                                                                SCHEDULE 2


                           FILING JURISDICTIONS AND OFFICES

                       [TO BE PROVIDED BY COUNSEL TO BORROWER]















                                    Schedule 2-1

                                                                    EXHIBIT A

                                    [Form of Note]

                         AMENDED AND RESTATED PROMISSORY NOTE

$ 200,000,000.00                                    Dated September 19, 1996,
                               as amended and restated as of October 25, 1996
                                                           New York, New York

     FOR VALUE RECEIVED, AMRESCO RESIDENTIAL CAPITAL MARKETS, INC. (formerly known as AMRESCO Residential Mortgage Corporation), a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of MORGAN STANLEY MORTGAGE CAPITAL INC. (the "LENDER"), at the principal office of the Lender at 1585 Broadway, New York, New York, 10036, in lawful money of the United States, and in immediately available funds, the principal sum of TWO HUNDRED MILLION DOLLARS ($ 200,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

     The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; PROVIDED, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

     This Amended and Restated Promissory Note is the Note referred to in the Loan and Security Agreement dated as of September 29, 1996, between the Borrower and the Lender as amended by the Amended and Restated Master Loan and Security Agreement dated as of October 25, 1996 (as so amended and as further amended, supplemented or otherwise modified and in effect from time to time, the "LOAN AGREEMENT") the Borrower, AMRESCO Residential Mortgage Corporation and the Lender, and evidences Loans made by the Lender thereunder. On or about September 25, 1996, AMRESCO Residential Mortgage Corporation underwent a name change resulting in the name AMRESCO Residential Capital Markets, Inc. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

     The Borrower agrees to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

     Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

     The Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and
(c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; PROVIDED, HOWEVER, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

     Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

     This Amended and Restated Promissory Note amends and restates in its entirety the Promissory Note dated September 19, 1996 (the "Existing Promissory Note") and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction, of the Existing Promissory Note. The issuance and delivery of this Amended and Restated Promissory Note is in substitution for the Existing Promissory Note. This Amended and Restated Promissory Note does not create or evidence any principal indebtedness other than the principal indebtedness evidenced by the Existing Promissory Note. The Borrower hereby acknowledges and agrees that simultaneously with the Borrower's execution and delivery of this Amended and Restated Promissory Note to the Lender, the Lender has delivered to the Borrower the Existing Promissory Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE) WHOSE LAWS THE BORROWER EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                                    AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE OF LOANS

     This Note evidences Loans made under the within-described Loan Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

                 PRINCIPAL       AMOUNT PAID          UNPAID          NOTATION
DATE MADE     AMOUNT OF LOAN      OR PREPAID     PRINCIPAL AMOUNT      MADE BY
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                                     A-3

                                                                    EXHIBIT B

                            [FORM OF CUSTODIAL AGREEMENT]

                                    [to be added]

                                                                     Page 59
                                                           EXHIBIT C
                [FORM OF OPINION OF COUNSEL TO THE BORROWER]
                                    (date)
Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York  10036

Dear Sirs and Mesdames:

          You have requested [our] [my] opinion, as counsel to AMRESCO Residential Capital Markets, Inc., a Delaware corporation, formerly known as AMRESCO Residential Mortgage Corporation (the "Borrower") AMRESCO Residential Mortgage Corporation, A Delaware corporation formerly known as AMRESCO B&C, Inc. (the "PLEDGOR"), with respect to certain matters in connection with that certain Amended and Restated Master Loan and Security Agreement, dated as of October 25, 1996 (the "LOAN AND SECURITY AGREEMENT"), by and between the Borrower, Pledgor and Morgan Stanley Mortgage Capital Inc. (the "LENDER"), being executed contemporaneously with a Promissory Note dated October 25, 1996 from the Borrower to the Lender (the "NOTE"), and that certain Amended and Restated Master Custodial Agreement, dated as of November 1, 1995 (the "CUSTODIAL AGREEMENT"), by and among the Borrower and Bankers Trust Company of California, N.A. (the "CUSTODIAN"), and that certain Amended and Restated Addendum thereto (the "ADDENDUM") dated October 25, 1996. Capitalized terms not otherwise defined herein have the meanings set forth in the Loan and Security Agreement.

          [We] [I] have examined the following documents:

          1.   the Loan and Security Agreement;

          2.   the Note;

          3.   Custodial Agreement;

          4.   unfiled copies of the financing statements listed on SCHEDULE
               1 (collectively, the "FINANCING STATEMENTS") naming the Borrower or Pledgor as Debtor and the Lender as Secured Party and describing the Collateral (as defined in the Loan and Security Agreement) which I understand will be filed in the filing offices listed on SCHEDULE 1 (the "FILING OFFICES"); and

          5. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

          To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Borrower and the Pledgor contained in the Loan and Security Agreement. [We] [I] have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

          Based upon the foregoing, it is [our] [my] opinion that:

          1. The Borrower is a Delaware corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to transact business in, and is in good standing under, the laws of the state of Delaware and Texas.

          2. The Pledgor is a Delaware corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to transact business in, and is in good standing under, the laws of several states, including without limitation, Delaware, Texas and California.

          3. Both the Borrower and the Pledgor (as applicable) have the corporate power to engage in the transactions contemplated by the Loan and Security Agreement, the Note, and the Custodial Agreement (sometimes referred herein collectively as the "LOAN DOCUMENTS") and all requisite corporate power, authority and legal right to execute and deliver the Loan and Security Agreement, the Note, and the Custodial Agreement and observe the terms and conditions of such instruments. The Borrower has all requisite corporate power to borrow under the Loan and Security Agreement and both the Borrower and the Pledgor have all requisite corporate power to grant a security interest in the Collateral (to the extent of their interest therin) pursuant to the Loan and Security Agreement.

          4. The execution, delivery and performance by the Borrower or the Pledgor (as applicable) of the Loan and Security Agreement, the Note, and the Custodial Agreement, and the borrowings by the Borrower and the pledge of the Collateral under the Loan and Security Agreement by the Borrower and the Pledgor (as applicable) have been duly authorized by all necessary corporate action on the part of the Borrower and the Pledgor (as applicable). Each of the Loan and Security Agreement, the Note and the Custodial Agreement have been executed and delivered by the Borrower and the Pledgor (as applicable) and are legal, valid and binding agreements enforceable in accordance with their respective terms against the Borrower and the Pledgor (as applicable), subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Lender's security interest in the Mortgage Loans.

          5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of the Borrower or the Pledgor for the execution, delivery or performance by such party of the Loan and Security Agreement, the Note and the Custodial Agreement or for the borrowings by the Borrower under the Loan and Security Agreement or the granting of a security interest to the Lender in the Collateral by the Borrower and the Pledgor, pursuant to the Loan and Security Agreement.

          6. The execution, delivery and performance by the Borrower and the Pledgor (as applicable) of, and the consummation of the transactions contemplated by, the Loan and Security Agreement, the Note and the Custodial Agreement do not and will not (a) violate any provision of the such party's charter or by-laws, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to such party of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which the Borrower or the Pledgor is a party or by which it is bound or to which they are subject, or (except for the Liens created pursuant to the Loan and Security Agreement) result in the creation or imposition of any Lien upon any Property of the Borrower or the Pledgor pursuant to the terms of any such agreement or instrument.

          7. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Borrower or the Pledgor which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of the Borrower or the Pledgor or in any material impairment of the right or ability of the Borrower or the Pledgor to carry on its business substantially as now conducted or in any material liability on the part of the Borrower or the Pledgor or which would draw into question the validity of the Loan and Security Agreement, the Note, the Custodial Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of the Borrower or Pledgor to perform under the terms of the Loan and Security Agreement, the Note, the Custodial Agreement or the Mortgage Loans.

          8. The Loan and Security Agreement is effective to create, in favor of the Lender, a valid security interest under the Uniform Commercial Code in all of the right, title and interest of the Borrower and the Pledgor in, to and under the Collateral as collateral security for the payment of the Secured Obligations (as defined in the Loan and Security Agreement), except that (a) such security interests will continue in Collateral after its sale, exchange or other disposition only to the extent provided in Section 9-306 of the Uniform Commercial Code, (b) the security interests in Collateral in which the Borrower or the Pledgor acquires rights after the commencement of a case under the Bankruptcy Code in respect of the Borrower or the Pledgor (as applicable) may be limited by Section 552 of the Bankruptcy Code.

          9. When the Mortgage Notes are delivered to the Custodian, endorsed in blank by a duly authorized officer of the Borrower, the security interest referred to in paragraph 7 above in the Mortgage Notes will constitute a fully perfected first priority security interest in all right, title and interest of the Borrower therein, in the Mortgage Loans evidenced thereby.

          10. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located.

          In addition to the qualifications and assumptions set forth elsewhere herein, this opinion is limited by, subject to and based on the following:

          (a) This opinion is limited in all respects to the laws of the State of Texas, the corporate laws of the state of Delaware and applicable federal law. I am licensed to practice law in the State of Texas and do not hold myself to be competent as to the laws of any jurisdiction other than the State of Texas, the corporate laws of Delaware and the United States of America. However, for the purpose of rendering the opinion set forth in the second sentence of paragraph 3 above only, I have assumed that the law of Texas is identical to the law of New York.

          (b) I have assumed that the Lender is validly existing, has all requisite power and authority to enter into and perform its obligations under the documents to which it is a party, and has duly authorized, executed and delivered the documents to which it is a party.

          (c) The enforceability of the respective obligations of the parties to the Loan and Security Agreement, and the availability of certain rights and remedies provided for therein, may be limited by (i) the rights of the United States under the Federal Tax Lien Act of 1966, as amended, liens under Title IV of ERISA, and the power of the United States and other governmental authorities to take actions injurious to the Lenders under the protection of the principle of sovereign immunity, (ii) principles of equity and (iii) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws applicable to creditors' rights generally. The enforceability of particular obligations, rights and remedies provided for in the Loan Documents may also be limited by various additional state and federal laws and judicial decisions, but, to my knowledge such additional limitations should not affect the validity of the Loan Documents and do not substantially interfere with the practical realization of the benefits expressed in the Loan Documents, except for the consequences any procedural delay which may result therefrom.

          (d) This opinion is give as of the date hereof and I assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to my attention or any change in law which may hereafter occur.

          The opinions herein expressed are for the benefit of the Lender and its counsel exclusively and may be relied upon only by the Lender and their counsel only in consummating the transactions evidenced by the Loan and Security Agreement.

                                       Very truly yours,

                                                             EXHIBIT D

            CREDIT CRITERIA FOR PAG I CREDIT MORTGAGE LOANS

                                                             EXHIBIT E

              CREDIT CRITERIA FOR PAG II CREDIT MORTGAGE LOANS

                                                             EXHIBIT F

                  CREDIT CRITERIA FOR PAG III CREDIT MORTGAGE LOANS

                                                             EXHIBIT G

                   CREDIT CRITERIA FOR PAG IV CREDIT MORTGAGE LOANS

                                                             EXHIBIT H

                   CREDIT CRITERIA FOR PAG V CREDIT MORTGAGE LOANS

                                                             EXHIBIT I

                  FORM OF PLEDGE AND SECURITY AGREEMENT

                      PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT is made as of the ___ day of __________, 1996 by [________________] (the "PLEDGOR"), a [_______________]
organized and existing under the laws of the State of [________________] and having its principal office at [________________], in favor of MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the "LENDER").

     WHEREAS, the Lender has entered into a Amended and Restated Master Loan and Security Agreement, dated as of October 25, 1996 (the "LOAN AGREEMENT"), with AMRESCO Residential Capital Markets, Inc. ("BORROWER") and AMRESCO Residential Mortgage Corporation (the "ADDITIONAL PLEDGOR") providing for the extension of loans by Lender to Borrower, from time to time; and

     WHEREAS, the Pledgor is an Affiliate of Borrower and/or is financially interested in its affairs and expects to derive advantage from each and every such Loan;

     NOW, THEREFORE, to induce Lender, at its option, to extend Loans to Borrower, from time to time, and for other good and valuable consideration receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:

     1. DEFINED TERMS. (a) Unless otherwise defined herein, capitalized terms which are defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement; and the following terms shall have the following meanings:

         "BORROWER": As defined in the recitals hereto.

         "COLLATERAL": All Mortgage Loans; all Underlying Obligations, all Underlying Loans and all Affiliate Transfers; all Affiliate Transfer Documents, all Underlying Loan Documents and all Mortgage Loan
     Documents, including without limitation all promissory notes, and all Servicing Records and any other collateral pledged to secure or otherwise relating to such Mortgage Loans, Underlying Loans, Affiliate Transfers or Underlying Obligations, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto; all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loan and all claims and payments thereunder; all other insurance policies and insurance proceeds relating to any Mortgage Loans or the related Mortgaged Property or to any Underlying Obligation; all Interest Rate Protection Agreements relating to or constituting any or all of the foregoing; all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

         "LENDER": As defined in the introductory paragraph hereto.

         "LOAN AGREEMENT": As defined in the recitals hereto.

         "PLEDGE AGREEMENT": This Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "PLEDGE IDENTIFICATION CERTIFICATE": A certificate substantially in the form of EXHIBIT A hereto.

         "PLEDGOR": As defined in the introductory paragraph hereto.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Annex, and Exhibit references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. GRANT OF SECURITY INTEREST BY PLEDGOR. To further secure the Secured Obligations of the Borrower and in consideration of Lender's extending Loans to Borrower, Pledgor hereby assigns, pledges and grants Lender a first priority security interest in all of Pledgor's right, title and interest in, to and under all Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located. Pledgor agrees to mark its computer records and tapes to evidence the security interests granted to Lender hereunder. The Pledgor and the Borrower have currently entered into Affiliate Transfer Documents which set forth the rights and obligations of each of such parties to each other in the event that the Lender forecloses on the Collateral. Such Affiliate Transfer Documents are not binding on the Lender and nothing set forth herein or therein shall limit, alter or impair any of the Lender's rights hereunder. Upon the occurrence of any Event of Default, the Lender shall have all the remedies of a secured party under the UCC and all remedies available under any other applicable law.

     3. PLEDGOR ACKNOWLEDGMENT AND RIGHTS OF LENDER IN THE CASE OF AN EVENT OF DEFAULT. (a) The Pledgor acknowledges and agrees that Borrower may sell, resell (pursuant to a repurchase transaction), pledge, repledge, hypothecate and rehypothecate to the Lender all or any portion of the Collateral, including without limitation the pledge or rehypothecation of any or all Mortgage Loans transferred by the Pledgor to Borrower and the hypothecation of any or all Underlying Obligations and Affiliate Transfers. The Pledgor acknowledges and agrees that in connection with the funding being made available to the Borrower under the Loan Agreement the Borrower is pledging to the Lender its interests in the Underlying Obligations and Affiliate Transfers and the Affiliate Transfer Documents and rehypothecating to the Lender the Mortgage Loans related to the Affiliate Transfers. The Pledgor acknowledges and agrees that the Lender's rights with respect to the Collateral are and shall continue to be senior and superior to the rights of the Pledgor and that the Lender shall have the absolute right to exercise any and all remedies with respect to the Mortgage Loans either pursuant to the pledge of the Collateral by the Pledgor to the Lender hereunder, pursuant to the pledge of the Collateral by the Borrower under the Loan Agreement, or in connection with a foreclosure on the Borrower's interest in the Affiliate Transfers, whether or not any default has occurred or exists pursuant to any arrangement between the Pledgor and the Borrower. In the event of an Event of Default, the Lender shall have (i) all rights and remedies of a secured party under the Uniform Commercial Code with respect to the Collateral and (ii) the right, but not the obligation, to proceed either prior, concurrently or subsequently with respect to the Borrower's interest in the Affiliate Transfers or any other collateral or other support for the Borrower's obligations under the Loans. The

Pledgor acknowledges and agrees that its rights with respect to the Collateral are and shall continue to be at all times junior and subordinate to the rights of the Lender hereunder. The Pledgor agrees that it will forebear and take no action without the express prior written consent of the Lender with respect to the Collateral pursuant to any agreement between them or otherwise prior to 91 days after the time the Lender has sold or disposed of all of the Mortgage Loans and this Pledge Agreement is terminated.

     (b) Notwithstanding realization by Lender upon any Collateral of the Pledgor, Pledgor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower nor shall the Pledgor seek or be entitled to seek any contribution or reimbursement from the Borrower with respect to the Pledgor's rights in the Collateral, until all amounts owing to the Lender on account of the Secured Obligations are paid in full. The pledge hereunder is irrevocable and shall remain in effect notwithstanding that, without any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, any demand for payment of any of the Secured Obligations made by Lender may be rescinded by Lender, and the Secured Obligations may, from time to time, in whole or in part, be continued, renewed, extended, amended, modified, accelerated or compromised, or may in part, be waived, surrendered or released by Lender, and the Loan delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Lender may deem advisable from time to time, and any guarantee, other collateral security, or right of offset at any time held by Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Any failure by Lender to make demand or to collect any payments from the Borrower shall not affect the pledge hereunder or impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Pledgor. For the purposes hereof, "demand" shall include without limitation the commencement and continuance of any legal proceedings. The Lender shall have no obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Secured Obligations or any property subject thereto. Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice or proof of reliance by Lender upon this Pledge and Security Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Pledgor with respect to the Secured Obligations.

     4. PLEDGE IDENTIFICATION CERTIFICATE; FURTHER ASSURANCES. Pledgor shall execute and deliver to Lender a Pledge Identification Certificate, pursuant to which Pledgor shall confirm its grant of a security interest in the Collateral hereunder by specifically granting to Lender a first priority security interest in and lien upon the specific Eligible Mortgage Loans and Eligible Underlying Obligations (and other assets, if any) being pledged by Borrower to Lender on Funding date to secure the Secured Obligations. The pledge in connection with the Pledge Identification Certificate relates to the grant of the security interest pursuant to Section 2 hereof and is not a new, additional or replacement pledge. In furtherance of the foregoing, Pledgor shall execute all documents, including but not limited to financing statements under the Uniform Commercial Code as in effect in any applicable jurisdictions, as Lender may reasonably require to effectively perfect and evidence Lender's first priority security interest in the Collateral. Pledgor also covenants not to pledge, assign or grant to any other party any security interest in any Eligible Mortgage Loan or other Collateral.

     5. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Lender, as of the date hereof, and as of each Funding Date, as follows:

     (a) EXISTENCE. The Pledgor (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a material adverse effect on its property, business or financial condition, or prospects; and
(c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its property, business or financial condition, or prospects; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its property, business or financial condition, or prospects.

     (b) NO BREACH. Neither (a) the execution and delivery of this Pledge Agreement or (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of the Pledgor, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which the Pledgor, or any of its Subsidiaries, is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument, or (except for the Liens created pursuant to this Pledge Agreement) result in the creation or imposition of any Lien upon any property of the Pledgor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

     (c) ACTION. The Pledgor has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under this Pledge Agreement; the execution, delivery and performance by the Pledgor of this Pledge Agreement have been duly authorized by all necessary corporate or other action on its part; and this Pledge Agreement has been duly and validly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

     (d) APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any securities exchange, are necessary for the execution, delivery or performance by the Pledgor of this Pledge Agreement or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Pledge Agreement.

     (e)  COLLATERAL; COLLATERAL SECURITY.

     (i) The provisions of this Pledge Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Pledgor in, to and under the Collateral.

    (ii) Upon the filing of financing statements and assignments of financing statements identified in Sections 5.02(f) and 5.02(g) of the Loan Agreement in the jurisdictions and recording offices listed on Schedule 2 attached thereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of the Pledgor in, to an under such Collateral which can be perfected by filing under the Uniform Commercial Code.

     (f) CHIEF EXECUTIVE OFFICE. The Pledgor's chief executive office on the date hereof is located at [________________________________________].

     (g) LOCATION OF BOOKS AND RECORDS. The location where the Pledgor keeps its books and records, including all computer tapes and records relating to the Collateral on the date hereof is [________________________].

     (h) SOLVENCY. The actions taken by the Pledgor pursuant to this Pledge Agreement are not undertaken with the intent to hinder, delay or defraud any of the Pledgor's creditors. Such Pledgor is not insolvent within the meaning of 11 U.S.C. Section 101(32) and the consummation of the transactions contemplated herein (a) will not cause the Pledgor to become insolvent, (b) will not result in any property remaining with the Pledgor to be unreasonably small capital, and (c) will not result in debts that would be beyond the Pledgor's ability to pay as same mature. Such Pledgor is receiving reasonably equivalent value in exchange for the transfer and pledge of the Pledgor's interest in the Basic Collateral made pursuant to this Pledge Agreement.

     6. COVENANTS. So long as the Loan Agreement remains in effect or Borrower shall have any obligations thereunder, Pledgor hereby covenants and agrees with Lender as follows:

     (a)  EXISTENCE, ETC.  The Pledgor will:

          (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises;

         (ii) not move its chief executive office from the address referred to in Section 5(f) unless it shall have provided the Lender 30 days' prior written notice of such change and shall have delivered to the Lender all financing statements and amendments to financing statements necessary in the sole judgment of the Lender to cause the Lender's security interest in the Collateral to be continuously perfected from and after such change in location; and

       (iii) not change its name, identity or corporate structure unless it shall have provided the Lender 30 days' prior written notice of such change and shall have delivered to the Lender all financing statements and amendments to financing statements necessary in the sole judgment of the Lender to cause the Lender's security interest in the Collateral to be continuously perfected from and after such change.

     (b) LIMITATION ON LIENS. The Pledgor will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under the Loan Agreement and this Pledge Agreement, and the Pledgor will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

     (c) MAINTENANCE OF RECORDS. The Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. The Pledgor will mark its books and records pertaining to the Collateral to evidence this Pledge Agreement and the security interests granted hereby. Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall turn over any books and records pertaining to the Collateral to the Lender or to its representatives during normal business hours at the request of the Lender.

     (d) RIGHT OF INSPECTION. The Lender shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Pledgor, and the Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Pledgor agrees to render to the Lender at the Pledgor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Lender and its representatives shall at all times also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same or otherwise protecting its interests therein.

     (e) LIMITATIONS ON MODIFICATIONS OF AFFILIATE TRANSFER DOCUMENTS. The Pledgor will not amend, modify, terminate or waive any provision of any Affiliate Transfer Document or any agreement giving rise to an Underlying Obligation in any manner.

     (f) FURTHER IDENTIFICATION OF COLLATERAL. The Pledgor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

     (g) FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby. Pledgor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Pledgor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     7.  LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

     (a) POWERS. Anything in this paragraph 7 to the contrary notwithstanding, Lender agrees that it will not exercise any rights under the power of attorney provided for in this paragraph unless and Event of Default has occurred and is continuing. Pledgor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Pledge Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement. Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

     (b) NO DUTY ON LENDER'S PART. The powers conferred on Lender, hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct. Lender's sole responsibility with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar property for its own account.

     8. NOTICES. All notices, demands and other communications hereunder shall be given in writing and delivered or telefaxed (i) to Pledgor, at [____________________________] with a copy to: c/o AMRESCO Residential Credit Corporation, 3401 Centrelake Drive, Suite 480, Ontario, California 91761,
Attention:  Mr. Michael W. Trickey, Telecopier No.: (909) 605-7619, Telephone
No.: (909) 605-7600, and ARMC, 700 N. Pearl Street, Suite 2400, Lock Box 342, Dallas, Texas 75201-7424, Attention: General Counsel, Telecopier No.: (214) 953-7757, Telephone No.: (214) 953-7700, Attention: Anne Duffield, Facsimile:
(212) 207-2980, and (ii) to Lender at 1585 Broadway, New York, New York 10036, Attention: Mr. Peter Mozer, Facsimile: (212) 761-9949, and shall be effective upon actual receipt.

     9. GOVERNING LAW; AMENDMENTS. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF. This Pledge Agreement may not be modified, altered or amended except by a writing signed by both Pledgor and Lender.

     10. SUBMISSION TO JURISDICTION; WAIVERS. EACH OF OBLIGOR AND PURCHASER IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT WHICH IS RELATED TO ANY MATTER CONTAINED IN THIS PLEDGE AGREEMENT, AND EACH OF OBLIGOR AND PURCHASER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING, THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT ANY SUCH COURT IS AN INCONVENIENT FORUM OR THAT VENUE IN ANY SUCH COURT IS IMPROPER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF OBLIGOR AND PURCHASER IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY MATTER ARISING HEREUNDER.

     11. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12. PARAGRAPH HEADINGS; COUNTERPARTS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

     13.  NO WAIVER; CUMULATIVE REMEDIES.  Lender shall not by any act
(except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Required Sale Event or Event of Termination or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion.
The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by Law.

     14. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Pledgor and Lender, PROVIDED that any provision of this Pledge Agreement may be waived by Lender in a written instrument executed by Lender. This Pledge Agreement shall be binding upon the successors and assigns of pledgor and shall inure to the benefit of Lender and its successors and assigns.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Pledgor and Lender have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.



                                        [___________________________________]

                                        By
                                          -----------------------------------
                                          Name:
                                          Title: Authorized Signatory



                                        MORGAN STANLEY MORTGAGE
                                         CAPITAL INC.


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:

                                                             EXHIBIT J

             FORM OF LANGUAGE FOR UNDERLYING CUSTODIAL AGREEMENTS

        COLLATERAL DEPOSIT ACCOUNT; REHYPOTHECATION OF MORTGAGE LOANS

          [Underlying Obligor] hereby agrees that any and all proceeds of sale of any Mortgage Loan or Mortgage Loans (other than proceeds of sale received from [Borrower] upon [Borrower's] purchase of Mortgage Loans), or payments or prepayments of any repurchase obligation or any loan obligation with respect thereto, to be paid by it to [Borrower] pursuant to the terms of any agreement between them with respect to the [Mortgage Loans] shall be made directly by wire transfer to the Custodian (Account #________________)
[ABA# ___________] (the "Collateral Deposit Account") and shall be accompanied by a letter from the [Underlying Obligor] to the Custodian and [the Borrower] describing such payment and the reason therefor.

          The [Underlying Obligor] hereby consents to the assignments by the [Borrower] to any third party of any and all loans, repurchase agreements or other financing obligations owed by it to the Borrower and any and all security and guarantees therefor, including the Mortgage Loans, together with all payments to be made by it in connection therewith, including the payments described in the preceding paragraph and together with the Collateral Deposit Account and all amounts, funds and property from time to time credited thereto. [Underlying Obligor]understands and agrees that all such payments and the Collateral Deposit Account and all amounts, funds and property from time to time credited thereto shall be held for the benefit of, and subject to the security interest of, any third party to whom the [Borrower] has assigned or rehypothecated the Mortgage Loans. [Underlying Obligor] has no rights with respect to the Collateral Deposit Account or amounts, funds or other property from time to time credited thereto.

          The [Underlying Obligor] further consents to the rehypothecation by the [Borrower] of the Mortgage Loans. The [Underlying Obligor] understands and agrees that upon any such assignment or rehypothecation the Mortgage Loans will be held for the benefit of the third party to whom the [Borrower] has assigned or rehypothecated them.

                            AMENDED AND RESTATED ADDENDUM
                                          TO
                   AMENDED AND RESTATED MASTER CUSTODIAL AGREEMENT

         This AMENDED AND RESTATED ADDENDUM TO AMENDED AND RESTATED MASTER CUSTODIAL AGREEMENT (this "ADDENDUM"), dated as of October 25, 1996, among AMRESCO Residential Capital Markets, Inc., a Delaware corporation formerly known as AMRESCO Residential Mortgage Corporation (the "OWNER"), Morgan Stanley Mortgage Capital Inc. (the "REGISTERED HOLDER") and Bankers Trust Company of California, N.A. (the "CUSTODIAN") amends and restates that certain Addendum, dated as of September 19, 1996, among the Owner, the Registered Holder and the Custodian (the "ORIGINAL ADDENDUM") to that certain Amended and Restated Master Custodial Agreement, dated as of November 1, 1995, between the Owner and the Custodian (the "CUSTODIAL AGREEMENT"). The Original Addendum is hereby amended and restated to read in its entirety as follows:

         1. This Addendum applies only with respect to the Mortgage Loans held by the Custodian for the benefit of the Registered Holder identified herein, or any pledgee or Secured Party of such Registered Holder. Notwithstanding anything to the contrary set forth in the Custodial Agreement, this Addendum shall govern the rights and obligations of the parties hereto with respect to the Custodial Agreement and the Mortgage Loans held for the benefit of the Registered Holder and its designees. This Addendum amends the Custodial Agreement and in the event of a conflict between the terms of this Addendum and the terms of the Custodial Agreement, the terms of this Addendum shall control and be binding upon the parties hereto. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Custodial Agreement.

         2. The Registered Holder shall be deemed a party to the Custodial Agreement for all purposes with respect to the Mortgage Loans held by the Custodian for the Registered Holder's benefit hereunder.

         3. With respect to any provisions of the Custodial Agreement which direct the Custodian to take instructions from the Registered Holder and the Owner, in the event of a conflict between the instructions of the Registered Holder and the instructions of the Owner, the instructions of the Registered Holder shall control and be binding upon the Custodian.

         4. The following definitions shall be added to Section 1 of the Custodial Agreement in their proper alphabetical order:

         "AFFILIATE TRANSFER": The transfer of Mortgage Loans or any interest therein by an Affiliate of the Owner to the Owner which may be in connection with an Underlying Loan or otherwise, with respect to which Mortgage Loans the Custodian has been instructed to hold the Mortgage Loan Documents for the Registered Holder pursuant to the Custodial Agreement.

         "COLLATERAL AGENT": The Person indicated in writing by the Registered Holder pursuant to delivery by the Registered Holder to the Custodian of a Notice of Collateral Agent, or its successor in interest.

         "COLLATERAL AGENT TERMINATION":  As defined in Section 25 hereof.

         "COLLATERAL DEPOSIT ACCOUNT": The collateral deposit account established by the Custodian pursuant to Section 27 hereof.

         "EXCEPTION":  With respect to any Mortgage Loan, any of the following:
(i). the variances from the requirements of Section 2 hereof with respect to the Custodial Files (giving effect to the Owner's right to deliver certified copies in lieu of original documents in certain circumstances), (ii) a Mortgage Loan which has been pledged to the Registered Holder under the Loan Agreement in excess of 180 calendar days, (iii) a Mortgage Loan that has been released to the Owner hereunder in excess of 10 calendar days, (iv) a Wet-Ink Mortgage Loan for which the Custodian has not received the original Mortgage Loan Documents by the fifth Business Day following the applicable Funding Date, and (v) any Mortgage Loan with respect to which the Custodian receives written notice or has actual knowledge of a lien subject or security interest in favor of a Person other than the Registered Holder with respect to such Mortgage Loan.

         "FUNDING DATE" shall mean the date on which a Loan is made under the Loan Agreement.

         "LOAN":  As defined in the Loan Agreement.

         "LOAN AGREEMENT": That certain Master Loan and Security Agreement, dated as of September 19, 1996, between the Owner and the Registered Holder, as amended and restated by that certain Amended and Restated Master Loan and Security Agreement, dated as of October 25, 1996 among the Owner, the Registered Holder and the Pledgor identified therein, as the same may be further amended or supplemented from time to time in accordance with its terms.

         "MORTGAGE LOAN":  As defined in the Loan Agreement.

         "MORTGAGE LOAN DOCUMENTS": As to each Mortgage Loan, those documents listed in Exhibit 6 of this Custodial Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

         "MORTGAGE LOAN SCHEDULE AND EXCEPTION REPORT": A list of the Mortgage Loans held by the Custodian for the benefit of the Registered Holder pursuant to this Agreement, accompanied by codes indicating any Exceptions with respect to each Mortgage Loan listed thereon. Each Mortgage Loan Schedule and Exception Report shall set forth all Exceptions with respect thereto, with any updates thereto from the time last delivered.

         "NOTICE OF COLLATERAL AGENT": The written notice of the security interest of a Collateral Agent in the form of EXHIBIT 11 hereto.

         "QUALIFIED ORIGINATOR":  As defined in the Loan Agreement.

         "REGISTERED HOLDER":  Morgan Stanley Mortgage Capital Inc.

         "SETTLEMENT AGENT": With respect to any Loan related to a Wet-Ink Mortgage Loan, any entity approved or selected by the Qualified Originator and not disapproved by the Registered Holder in its reasonable discretion (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated) to which the proceeds of such Loan are to be wired pursuant to the instructions of the Registered Holder.

         "TRUST ACCOUNT": The trust account established by the Custodian pursuant to Section 27 hereof.

         "TRUST RECEIPT":  A Trust Receipt in the form attached hereto as
EXHIBIT 14 delivered to the Registered Holder and the Owner by the Custodian covering all of the Mortgage Loans subject to this Agreement from time to time, as reflected on the Mortgage Loan Schedule and Exception Report attached thereto in accordance with Section 3(g).

         "UNDERLYING CUSTODIAL AGREEMENT": A custodial agreement between an Underlying Obligor, the Owner and the Custodian with respect to Mortgage Loans securing an Underlying Transaction.

         "UNDERLYING LOAN": Either (i) the purchase of the Mortgage Loans by the Owner, subject to the repurchase obligation of an Underlying Obligor to the Owner or (ii) the extension of funds or other lending arrangements by the Owner to an Underlying Obligor, secured by a pool of Mortgage Loans owned by the Underlying Obligor with respect to which (x) either the Custodian has been instructed to hold the Underlying Loan Documents for the Registered Holder pursuant to the Custodial Agreement or the Registered Holder possesses such Underlying Loan Documents and (y) the Custodian has been instructed to hold the Mortgage Loan Documents for the Registered Holder pursuant to the Custodial Agreement. The term "Underlying Loan" includes, without limitation, the Underlying Obligation, any Underlying Note, the Underlying Loan Documents and all right, title and interest of the Owner as secured party in and to the Mortgage Notes and Mortgages and all other collateral securing such Underlying Obligation and all guarantees of such Underlying Loan.

         "UNDERLYING LOAN DOCUMENTS":  As defined in the Loan Agreement.

         "UNDERLYING OBLIGOR": A Person acceptable to the Registered Holder in its sole discretion that transfers Mortgage Loans to the Owner.

         "UNDERLYING TRANSACTION": An Affiliate Transfer or Underlying Loan, as applicable.

         "WET-INK MORTGAGE LOAN": A Mortgage Loan which is pledged to the Registered Holder simultaneously with the origination thereof by the Owner, which origination is financed in part or in whole with proceeds of Loans advanced directly to a Settlement Agent.

         5.   The references to "Owner" in the fifth line from the end of
Section 2(4) and in the sixth line from the end of Section 2(6) shall be changed to "Custodian".

         6. The following paragraph shall be inserted prior to the last paragraph of Section 2:

         "On or prior to each Funding Date, the Owner shall deposit the documents required in Section 2(B) of hereof with the Custodian. Notwithstanding anything to the contrary set forth herein, with Respect to each Wet-Ink Mortgage Loan, by no later than 12:00 noon, New York City time, on the fifth Business Day following the applicable Funding Date, the Owner shall cause the Settlement Agent to deliver to the Custodian the documents listed above in this Section."

         7.   The following paragraphs shall be added immediately following
Section 3(d):

              "(e) On each Business Day on which the Custodian holds Custodial Files hereunder, the Custodian shall deliver to the Registered Holder and the Owner, via facsimile no later than 3:00 p.m., New York City time, a Mortgage Loan Schedule and Exception Report for each Mortgage Loan pledged to the Registered Holder on such Business Day, with Exceptions identified by the Custodian as of the date and time of delivery of such Mortgage Loan Schedule and Exception Report. Upon request of the Registered Holder (which may be a standing request) the Custodian shall deliver by modem to the Registered Holder by no later than 3:00 p.m., New York City time, substantially the same information that is set forth on the Mortgage Loan Schedule and Exception Report, in a format that is mutually agreed upon by the parties."

              "(f) Each Mortgage Loan Schedule and Exception Report shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian and the Registered Holder. Each Mortgage Loan Schedule and Exception Report shall be superseded by a subsequently issued Mortgage Loan Schedule and Exception Report. The delivery of each Mortgage Loan Schedule and Exception Report to the Registered Holder shall be the Custodian's representation that, other than the Exceptions listed as part of the Exception
Report: (i) all documents other than those those described in Section 2(3), (5) and (7) of this Custodial Agreement required to be delivered in respect of such Mortgage Loan pursuant to Section 2 of this Custodial Agreement have been delivered and are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) all documents delivered to the Custodian have been reviewed by the Custodian and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Sections 2 and 3(b) of this Custodial Agreement and (iii) each Mortgage Loan identified on such Mortgage Loan Schedule and Exception Report is being held by the Custodian as the bailee for the Registered Holder pursuant to this Agreement."

              "(g) In connection with a Mortgage Loan Schedule and Exception Report delivered hereunder by the Custodian, the Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Custodial File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the following sentence, the Owner and the Registered Holder hereby give the Custodian notice that from and after the Funding Date, the Registered Holder shall have a security interest in each Mortgage Loan identified on a Mortgage Loan Schedule and Exception Report until such time that the Custodian receives written notice from the Registered Holder that the Registered Holder no longer has a security interest in such Mortgage Loan. Pursuant to such notice, the Custodian shall hold or release to the Owner, pursuant to the Owner's written instructions, the Mortgage Loans identified therein. Each Mortgage Loan Schedule and Exception Report delivered to the Registered Holder by the Custodian, via facsimile shall be deemed superseded and canceled upon the delivery of a subsequent Mortgage Loan Schedule and Exception Report."

              "(h) In addition to the foregoing, on the initial Funding Date, the Custodian shall deliver to the Registered Holder a Trust Receipt with a Mortgage Loan Schedule and Exception Report attached thereto. Each Mortgage Loan Schedule and Exception Report delivered by the Custodian to the Registered Holder shall supersede and cancel the Mortgage Loan Schedule and Exception Report previously delivered by the Custodian to the Registered Holder hereunder, and shall replace the then existing Mortgage Loan Schedule and Exception Report to be attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Mortgage Loan Schedule and Exception Report attached to the Trust Receipt is different from the most recently delivered Mortgage Loan Schedule and Exception Report, then the most recently delivered Mortgage Loan Schedule and Exception Report shall control and be binding upon the parties hereto."

         8. The following paragraphs shall be added immediately following the last sentence of Section 6:

              "The preceding sentences respecting release to the Owner or the Servicer, of the Custodial Files or other such documents shall be operative only to the extent that at any time the Custodian shall not have released to the Owner or Servicer, Custodial Files pertaining to more than twenty (20) Mortgage Loans at the time being held by the Custodian on behalf of the Registered Holder. In the event the Owner or Servicer requests more than twenty (20) Mortgage Loans to be released by the Custodian to the Owner or Servicer, the Custodian shall notify the Registered Holder. Any additional Custodial Files requested to be released by the Owner or Servicer may be released only upon written authorization of the Registered Holder. The Owner or Servicer shall return to the Custodian each document previously released from the Custodial File within 10 calendar days of receipt thereof. Any document held by the Owner or Servicer shall be held by the Owner or Servicer, as the case may be, as bailee of the Registered Holder."

              "So long as the Custodian does not have actual knowledge that an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, the Custodian and the Registered Holder shall take such steps as they may reasonably be directed from time to time by the Owner in writing, which the Owner deems necessary and appropriate, to transfer promptly and deliver to the Owner any Custodial File in the possession of the Custodian relating to any Mortgage Loan previously included in the Borrowing Base (as defined in the Loan Agreement) as an Eligible Mortgage Loan (as defined in the Loan Agreement) but which the Owner, with the written consent of the Registered Holder, has notified the Custodian has ceased to be an Eligible Mortgage Loan (as defined in the Loan Agreement)."

         9. The following paragraphs shall be added in lieu of Section 8, "Removal of Custodian":

              "The Registered Holder upon at least 30-days prior written notice to the Custodian and the Owner, may, with cause, remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. Promptly after the giving of notice of removal of the Custodian, the Owner shall appoint, by written instrument, a successor custodian, subject to written approval of the Registered Holder (which approval shall be granted or withheld in the Registered Holder's sole discretion). One original counterpart of such instrument of appointment shall be delivered to each of the Owner, the Custodian and the successor custodian.

              In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing, all the Custodial Files being administered under this Agreement and, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed by the Registered Holder. The cost of the shipment of Custodial Files arising out of the removal of the Custodian shall be at the expense of the Registered Holder. The Owner shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage
Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph."

         10. The following paragraph shall be added in lieu of Section 14, "Termination by Custodian":

              "The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60-days prior written notice to the Owner and the Registered Holder. Promptly after receipt of notice of the Custodian's resignation, the Owner shall appoint, by written instrument, a successor custodian, subject to written approval by the Registered Holder (which approval shall be granted or withheld in the Registered Holder's sole discretion). One original counterpart of such instrument of appointment shall be delivered to each of the Owner, the Custodian and the successor custodian."

              In the event of any such resignation, the Custodian shall promptly transfer to the successor custodian, as directed in writing, all the Custodial Files being administered under this Agreement and, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed by the Registered Holder. The cost of the shipment of Custodial Files arising out of the resignation of the Custodian shall be at the expense of the Custodian. The Owner shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph."

         11. The last sentence of the second paragraph of Section 19 is hereby deleted in its entirety.

         12. The following paragraph shall be added in lieu of Section 23, "Pledging of the Mortgage Loans by the Owner":

              "In connection with a pledge of the Mortgage Loans as collateral for an obligation of the Owner, the Owner may pledge its interest in the Mortgage Loans covered by any Trust Receipt and Certification by delivering to the pledgee (the "HOLDER") such Trust Receipt and Certification, together with an appropriate notice to the Custodian in form of EXHIBIT 9 hereto (the "NOTICE OF PLEDGE"). Such Notice of Pledge shall be delivered to the Custodian at least one Business Day prior to any such pledge and shall have attached thereto a Schedule of the Mortgage Loans being so pledged. Such Schedule shall also be delivered at the same time to the Custodian on computer readable magnetic tape or disk, or other medium acceptable to the Custodian. Upon receipt of the Notice of Pledge, the Custodian shall mark its records to reflect to the pledge of the Mortgage Loans to the Registered Holder. The Custodian acknowledges that on the date hereof, the Owner has pledged certain Mortgage Loans to the Registered Holder as collateral for an obligation of the Owner. In connection with a pledge of the Mortgage Loans as collateral for an obligation of the Registered Holder, the Registered Holder may pledge its interest in the Mortgage Loans covered by any Trust Receipt and Certification from time to time by delivering written notice to the Custodian in the form of EXHIBIT 12 hereto, stating that the Registered Holder has pledged its interest in the Mortgage Loans and the Custodial Files, and the identity of the party to whom the Mortgage Loans have been pledged (such party, the "PLEDGEE"). Upon receipt of such notice from the Registered Holder, the Custodian shall mark its records to reflect the pledge of the Mortgage Loans by the Registered Holder to the Pledgee. The Custodian's records shall reflect the pledge of the Mortgage Loans by the Registered Holder to the Pledgee until such time as the Custodian receives written instructions from the Registered Holder that the Mortgage Loans are no longer pledged by the Registered Holder to the Pledgee, at which time the Custodian shall change its records to reflect the release of the pledge of the Mortgage Loans."

         13. The following section shall be added to the Custodial Agreement immediately following Section 23:

              "Section 24    AMENDMENT. This Agreement may be amended from time
to time by written agreement signed by the Owner, the Registered Holder and the Custodian."

         14. The following section shall be added to the Custodial Agreement immediately following Section 24:

    Section 25.    NOTICE AND DESIGNATION OF COLLATERAL AGENT.

         Notwithstanding anything to the contrary contained in this Agreement, a Collateral Agent may be designated hereunder for the Mortgage Loans from time to time subject to this Agreement by delivery to the Custodian of a Notice of Collateral Agent. From and after the receipt by the Custodian of a Notice of Collateral Agent as provided hereunder until a Collateral Agent Termination, (a) this Section shall supersede Section 23, and (b) the Custodian shall promptly mark its books and records to reflect that the Mortgage Loans are being held for the benefit of the Collateral Agent as representative secured party of the persons or entities to whom the obligations secured by such Mortgage Loans are owed.

         Upon the designation of a Collateral Agent, the Registered Holder shall promptly deliver to the Custodian the Trust Receipt issued by the Custodian to the Registered Holder. Upon receipt of the Trust Receipt from the Registered Holder, the Custodian shall deliver to the Collateral Agent a Trust Receipt indicating that the Custodian is holding the Mortgage Loans for the benefit of the Collateral Agent as representative secured party for the Registered Holder and the persons or entities to whom the Registered Holder owes the obligations secured by such Mortgage Loans.. The delivery of such Trust Receipt shall satisfy the requirements of delivery thereof to the Registered Holder hereunder so long as no Collateral Agent Termination has occurred. Any amendments or modifications to such Trust Receipt shall be delivered to the Collateral Agent. The Custodian is hereby notified of the security interest in the Mortgage Loans of the Collateral Agent as representative secured party for the Registered Holder and the persons or entities to whom the Registered Holder owes the obligations secured by such Mortgage Loans.

         The Custodian and the Owner shall each treat the Collateral Agent as the Registered Holder under this Agreement in accordance with the provisions of this Section. Without limiting the generality of the foregoing, upon receipt of Notice of Collateral Agent from the then Registered Holder and the Collateral Agent and until receipt by the Custodian of Collateral Agent Termination, the Custodian and the Owner shall each report to, and correspond and communicate with the Collateral Agent and in all other regards treat the Collateral Agent as the Registered Holder hereunder with respect to the Mortgage Loans. Upon such Notice of Collateral Agent, the Collateral Agent shall have all rights of the Registered Holder to enforce the covenants and conditions set forth in this Agreement with respect to the Mortgage Loans, and the Custodian and the Owner, respectively, shall each follow the instructions of the Collateral Agent under this Agreement. The Collateral Agent shall have the right to give any waivers or consents required or allowed under this Agreement, and such waivers and consents shall be binding upon the Registered Holder and any party for whom the Collateral Agent acts as representative secured party as if the Registered Holder or such party had given the same. All amounts due the Registered Holder under this Agreement shall be remitted to the Collateral Agent in accordance with the Collateral Agent's instructions.

         The Custodian shall send all reports and like communications required under this Agreement to the Collateral Agent. In addition to all other obligations of the Custodian hereunder, upon the Notice of Collateral Agent, the Custodian shall deliver to the Collateral Agent, by 1:00 p.m. Custodian's time on each Business Day, by bulletin board, electronic mail or such other medium as may be acceptable to the Collateral Agent in its discretion, in a computer-readable format acceptable to the Collateral Agent, a Mortgage Loan Schedule and Exception Report with respect to each Mortgage Loan pledged to the Registered Holder and held by the Custodian on such Business Day. Unless the Collateral Agent otherwise requests in writing, the information described therein shall be delivered in lieu of the identical hard copy information required to be delivered to the Registered Holder pursuant to this Agreement. It is understood and agreed that the information contained on the Mortgage Loan Schedule and Exception Report (except for the information pertaining to Exceptions) shall be provided by the Owner and the Custodian shall not be responsible for the accuracy or contents of such information, except as expressly set forth in this Agreement.

         The Custodian and the Owner shall continue to deal with the Collateral Agent and hold Mortgage Loans for the Collateral Agent in accordance with the provisions of this Section unless and until the Custodian and the Owner each receive written notice from the Collateral Agent appointed hereunder and the then current Registered Holder under this Agreement (as evidenced by delivery to the Custodian of executed Assignment and Assumption Agreements showing a complete chain of assignment of this Agreement from the initial Registered Holder hereunder to the then current Registered Holder) that the then current Registered Holder has terminated the Collateral Agent (such notice, the "COLLATERAL AGENT TERMINATION") Upon receipt of the Collateral Agent Termination, the Custodian shall no longer remit reports to the Collateral Agent or hold Mortgage Loans for the benefit of the Collateral Agent, but shall instead hold Mortgage Loans for the benefit of the Registered Holder. Upon the Collateral Agent Termination, a new Collateral Agent may be designated in accordance with the provisions set forth herein.

         The Registered Holder agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of any action taken or not taken by it or them in accordance with the instructions of the Collateral Agent hereunder, unless (a) such instructions from the Collateral Agent are inconsistent with the terms of this Agreement or (b) such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Custodian) were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

         15. The following section shall be added to the Custodial Agreement immediately following Section 25:

              "Section 26    INDEMNIFICATION BY CUSTODIAN.  In the event that
the Custodian fails to produce an original Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan (each an "ORIGINAL") that was in its possession pursuant to Section 2 within five (5) Business Days after required or requested by the Owner or Registered Holder (a "CUSTODIAL DELIVERY FAILURE"), and PROVIDED that (i) Custodian previously delivered to the Registered Holder a Trust Receipt and Certification with respect to such document; (ii) such document is not outstanding pursuant to a request for release; and (iii) such document was held by the Custodian on behalf of the Owner or Registered Holder, as applicable, then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Registered Holder or Owner upon request, a Lost Note Affidavit in the form of EXHIBIT 13 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify the Owner or Registered Holder in accordance with the succeeding paragraph of this Section 26 and (b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals.

         The Custodian agrees to indemnify and hold the Registered Holder and Owner, and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Custodian's negligence or a Custodial Delivery Failure. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement."

         16. The following section shall be added to the Custodial Agreement immediately following Section 26:

              "Section 27    ADDITIONAL OBLIGATIONS OF CUSTODIAN; ESTABLISHMENT
OF THE TRUST AND THE SETTLEMENT ACCOUNTS.

         I.   The Owner, Registered Holder, and Custodian agree as follows:

         a) ESTABLISHMENT OF TRUST ACCOUNT. Custodian shall establish and maintain a trust account (the "TRUST ACCOUNT") for and on behalf of the Owner entitled "AMRESCO Residential Capital Markets, Inc., Account Number _____________. Re: Amended And Restated Master Custodial Agreement, dated as of November 1, 1995, among AMRESCO Residential Capital Markets, Inc., a Delaware corporation formerly known as AMRESCO Residential Mortgage Corporation, Morgan Stanley Mortgage Capital Inc. and Bankers Trust Company of California, N.A., as further amended" All amounts remitted on account of Loans made by the Registered Holder to the Owner, which the Owner instructs the Registered Holder to remit to the Custodian, shall be deposited in such Trust Account by the Custodian. The Registered Holder shall not be required to remit any funds to the Trust Account, unless and until all conditions precedent set forth in the Loan Agreement have been satisfied. All related fees and expenses for the Trust
         Account shall be borne by the Owner. Upon request, Custodian shall provide the Settlement Agent, the Owner, or the Registered Holder with the federal wire reference number for a particular payment. All funds received from the Registered Holder will be deposited to the Trust Account to be applied as directed by the Owner.

         b) ESTABLISHMENT OF COLLATERAL DEPOSIT ACCOUNT. Custodian shall establish and maintain one or more trust accounts (each a "COLLATERAL DEPOSIT ACCOUNT") for and on behalf of the Registered Holder entitled "Morgan Stanley Mortgage Capital Inc., as secured party, Account Number ____________; Re: Amended And

         Restated Master Custodial Agreement, dated as of November 1, 1995, among AMRESCO Residential Capital Markets, Inc., a Delaware corporation formerly known as AMRESCO Residential Mortgage Corporation, Morgan Stanley Mortgage Capital Inc. and Bankers
         Trust Company of California, N.A., as further amended" All proceeds from the sale of designated Mortgage Loans (other than sales of Mortgage Loans which continue to be pledged to the Lender hereunder by an Underlying Obligor to the Borrower), will either be sent directly to the Registered Holder or to the Collateral Deposit Account. All related fees and expenses for such Collateral Deposit Account shall be borne by Owner. The Owner shall provide Custodian and the Registered Holder with notice of funds anticipated to be received by Custodian and the Registered Holder respectively.

         c) DISBURSEMENT OF FUNDS FROM TRUST ACCOUNT. Unless otherwise agreed, with respect to the Trust Account, the Owner shall notify Custodian in writing of disbursement instructions in the form of EXHIBIT 15 by 3 p.m. New York City time. Custodian will release such wire instructions and immediately disburse such funds provided (i) sufficient funds exist in the Trust Account; (i) such instructions do not include Owner as payee, unless, otherwise authorized by the Registered Holder in writing to the Custodian; (iii) Custodian has received an executed Escrow Letter from such payee in the form of
         EXHIBIT 16; and (iv) if a conflict exists between the instructions of the Registered Holder and the instructions of the Owner, Custodian shall follow the Registered Holder's instructions.

         d) DISBURSEMENT OF FUNDS FROM COLLATERAL DEPOSIT ACCOUNT. Unless otherwise agreed, with respect to the Collateral Deposit Account, the Owner will submit to Custodian and the Registered Holder a Position and Settlement Report substantially in the form of
         EXHIBIT 17 hereto (the "P&S REPORT"), unless a Default or an Event of Default shall have occurred and be continuing, upon receipt of written authorization by the Registered Holder, Custodian will immediately release funds in the amount designated in the P&S Report from the Collateral Deposit Account and shall wire such funds to the account designated in the P&S Report, provided that, notwithstanding the amount designated in the P&S Report, the Custodian shall only wire an amount up to but not greater than, the amount of available funds in the Collateral Deposit Account. Notwithstanding anything to the contrary, if a conflict exists between the P&S Report and the instructions of the Registered Holder, Custodian shall follow the Registered Holder's instructions.

         e) OBLIGATIONS WITH RESPECT TO THE COLLATERAL DEPOSIT AND TRUST ACCOUNTS. The Owner and the Registered Holder hereby notify the Custodian that pursuant to the Loan Agreement, the Owner has granted the Registered Holder a security interest in all Collateral Deposit Accounts established pursuant to any Underlying Custodial Agreement and this Custodial Agreement. The Registered Holder shall have sole and exclusive dominion and control over each such Collateral Deposit Account and the Owner shall not have any rights with respect thereto, including without limitation any rights of withdrawal therefrom. The Custodian agrees that, with respect to the Collateral Deposit Accounts, it shall act solely and exclusively upon instructions of the Registered Holder and in no event shall any amounts, funds or property credited thereto be released to the Owner or in accordance with any request of the Owner unless the Registered Holder shall have given express written instructions with respect to such release. If the Custodian shall receive any amounts other than amounts deposited in a Collateral Deposit Account from any Underlying Owner in respect of any Underlying Loan pursuant to any Underlying Loan Document or otherwise, the Custodian shall hold such amounts in trust for the Registered Holder and shall immediately transfer such payments to the Registered Holder, in the exact form received with any necessary endorsement. Funds retained in the Trust Account and the Collateral Deposit Account shall remain uninvested.

         II. The Custodian and the Owner each hereby represents, warrants and covenants as follows:

    Neither the Custodian nor the Owner shall amend the terms of any Underlying
         Custodial Agreement without the express written consent of the Registered Holder.

    The Custodian is not an affiliate of or otherwise controlled by the Owner or any Underlying Obligor.

         17. The last two (2) paragraphs of Exhibit 9 shall be deleted in their entirety.

         18. The exhibits attached hereto as Exhibit 1, 2, 3, 4, 5, 6 and 7 respectively, shall be inserted in their entirety into the Custodial Agreement as Exhibits 11, 12, 13, 14, 15, 16 and 17.

         IN WITNESS WHEREOF, this Amended and Restated Addendum to Amended and Restated Master Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

                                  AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.


                                  By
                                      ----------------------------------
                                      Name:
                                      Title:

                                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


                                  By
                                      ----------------------------------
                                      Name:
                                      Title:

                                  MORGAN STANLEY MORTGAGE CAPITAL INC.


                                  By
                                      ----------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT 1
                                                                      EXHIBIT 11
                                                          TO CUSTODIAL AGREEMENT


                              ____________, 199__


Bankers Trust Company of California, N.A.
3 Park Plaza, Sixteenth Floor
Irvine, California 92614

Attention:___________________

          Re: Notice of Collateral Agent under that certain Amended and Restated Custodial Agreement dated as of November 1, 1995 between AMRESCO Residential Capital Markets, Inc., formerly known as AMRESCO Residential Mortgage Corporation (the "OWNER"), and Bankers Trust Company of California, N.A. (the "CUSTODIAN"), as amended by that certain Amended and Restated Addendum to Amended and Restated Custodial Agreement dated as of October 25, 1996 among Morgan Stanley Mortgage Capital Inc. ("MSMCI") the Owner and the Custodian (as so amended, the "AGREEMENT")

Gentlemen and Mesdames:

          In accordance with Section 25 of the Agreement, MSMCI hereby notifies the Custodian that (a) [NAME OF COLLATERAL AGENT, Street Address, City, State, ZIP Code, Attention or Reference Line, Telecopier Number] is the Collateral Agent and (b) the Collateral Agent has security interests in the Mortgage Loans as representative secured party for the persons or entities to whom the obligations secured by the Mortgage Loans are owed. Accordingly, the Custodian is hereby instructed and authorized to mark its books and records that it holds such Mortgage Loans for the benefit of the Collateral Agent as the representative secured party for the benefit of such persons or entities, and for the Collateral Agent unless and until it receives a Collateral Agent Termination in accordance with Section 25 of the Agreement.

          Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

          Kindly acknowledge your receipt of this letter by signing and returning one original counterpart to each of MSMCI and the Collateral Agent.

                                                     Very truly yours,

                                            MORGAN STANLEY MORTGAGE
                                            CAPITAL INC.

                                            By:
                                               ------------------------------

                                            Name:
                                                 ----------------------------

                                            Title:
                                                  ---------------------------

RECEIPT ACKNOWLEDGED:

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
(Custodian)

By:
   ----------------------------

Name:
     --------------------------

Title:
      -------------------------

The Collateral Agent named below hereby acknowledges that it has received a copy of the Custodial Agreement and will assume all rights and duties of Registered Holder under the Custodial Agreement.

[NAME OF COLLATERAL AGENT]
(Collateral Agent)

By:
   ----------------------------

Name:
     --------------------------

Title:
      -------------------------

                                   EXHIBIT 2
                                                                      EXHIBIT 12
                                                          TO CUSTODIAL AGREEMENT

                    NOTICE OF PLEDGE BY REGISTERED HOLDER
                     [TO BE PROVIDED BY MORGAN STANLEY]

                                   EXHIBIT 3

                         FORM OF LOST NOTE AFFIDAVIT
                                                                      EXHIBIT 13
                                                          TO CUSTODIAL AGREEMENT


          I, as ___________________________ (title) of Bankers Trust Company of California, N.A. (the "CUSTODIAN"), am authorized to make this Affidavit on behalf of the Custodian. In connection with the administration of the Mortgage Loans held by the Custodian on behalf of Morgan Stanley Mortgage Capital Inc. (the "REGISTERED HOLDER"), _______________ (hereinafter called "DEPONENT"), being duly sworn, deposes and says that:

          1.  Custodian's address is:

              3 Park Plaza, Sixteenth Floor
              Irvine, California 92614

          2. Custodian previously delivered to the Registered Holder a signed collateral certification with respect to the Mortgage Note and/or Assignment of Mortgage identified as follows:

          3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Registered Holder by _________________________ pursuant to the terms and provisions of a ____________________ Agreement dated and effective as of _________ ______, 199_;

          4. Such Mortgage Note and/or Assignment or Mortgage is not outstanding pursuant to a Request for Release of Documents;

          5. Aforesaid Mortgage Note and/or Assignment of Mortgage (hereinafter called the "ORIGINAL") has been lost, misplaced or destroyed;

          6. Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

          7. The Custodian was the Custodian of the Original at the time of loss; and

          8. Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender Original to the Registered Holder.

          9. Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, and (ii) the Mortgage which secures the Mortgage Note, which Mortgage is recorded at ___________________

         10. Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless the Registered Holder, its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the

Originals or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "LOSSES") and (b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals.

         11. This Affidavit is intended to be relied on by the Registered Holder, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                     EXECUTED THIS ____ day of _______, 199_, on
                                     behalf of the Custodian by:

                                     __________________________________________
                                     Signature


                                     __________________________________________
                                     Typed Name



          On this _________ day of _______________________, 199_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said
Affidavit of Lost Note was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

--------------------------------------
Notary Public in and for the
State of                             .
        -----------------------------

My Commission expires:               ."
                      ---------------

                                   EXHIBIT 4

                                 TRUST RECEIPT

                                                                      EXHIBIT 14
                                                          TO CUSTODIAL AGREEMENT

Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York  10036
Attention:  Mr. Peter Mozer
                                                              ____________, 199_

          Re: Amended and Restated Custodial Agreement, dated as of November 1, 1995, between AMRESCO Residential Capital Markets, Inc., formerly known as AMRESCO Residential Mortgage Corporation (the "OWNER"), and Bankers Trust Company of California, N.A. (the "CUSTODIAN"), as amended by the Amended and Restated Addendum to Amended and Restated Custodial Agreement dated October 25, 1996 among the Owner, the Custodian and Morgan Stanley Mortgage Capital Inc. (the "REGISTERED HOLDER") (as so amended, the "CUSTODIAL AGREEMENT").

Ladies and Gentlemen:

          In accordance with the provisions of Section [3(g)] [25] of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement), the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan described in the attached Mortgage Loan Schedule and Exception Report all matters (subject to the Exceptions listed therein) set forth in Section 3(e) of the Custodial Agreement.

          The delivery of the Mortgage Loan Schedule and Exception Report attached hereto evidences that as of the date and time of such Mortgage Loan Schedule and Exception Report, (i) the Custodian has reviewed all documents required to be delivered in respect of each Mortgage Loan listed herein pursuant to Section 2 of the Custodial Agreement, and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, and (ii) the Custodian is holding each Mortgage Loan identified on the Mortgage Loan Schedule and Exception Report as of the date and time identified therein, pursuant to the Custodial Agreement, as the bailee of and custodian for [the Registered Holder] [_______________ [Name of Collateral Agent] as representative secured party for the benefit of the Registered Holder and the persons or entities to whom Registered Holder owes the obligations secured by such Mortgage Loans]. The Custodian has no obligation to recognize or deal with any Person other than the Person identified in the preceding sentence.

          PURSUANT TO THE CUSTODIAL AGREEMENT, THE CUSTODIAN IS REQUIRED TO DELIVER AN UPDATED MORTGAGE LOAN SCHEDULE AND EXCEPTION REPORT ON EACH BUSINESS DAY. THE HOLDER OF THIS TRUST RECEIPT SHOULD CONTACT THE CUSTODIAN TO CONFIRM THAT THE MORTGAGE LOAN SCHEDULE AND EXCEPTION REPORT ATTACHED HERETO HAS NOT BEEN SUPERSEDED BY A MORE RECENTLY DELIVERED MORTGAGE LOAN SCHEDULE AND EXCEPTION REPORT.

          The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          This Trust Receipt shall be deemed superseded and canceled upon the issuance of a subsequent Trust Receipt to the Registered Holder or the Collateral Agent covering the Mortgage Loans identified herein and the Registered Holder shall thereupon promptly return this Trust Receipt to the Custodian.

                                     BANKERS TRUST COMPANY OF
                                       CALIFORNIA, N.A.,
                                     Custodian
                                     By:
                                        -----------------------------
                                        Name:
                                        Title:

                                   EXHIBIT 5

                     FORM OF LOAN DISBURSEMENT INSTRUCTIONS
                                                                      EXHIBIT 15
                                                          TO CUSTODIAL AGREEMENT

                   AMRESCO Residential Capital Markets, Inc.
                         Loan Disbursement Instructions

TO:                                            FROM: AMRESCO Residential Capital
                                                     Markets, Inc.,
                                                     c/o AMRESCO Residential
                                                     Credit Corporation
cc: Bankers Trust Company of California, N.A.        3401 Centrelake Drive
                                                     Suite 480
                                                     Ontario, California  91761
                                                     Attention:  Mr. Michael W.
                                                     Trickey
                                                     Telecopier No.:
                                                     (909) 605-7619
                                                     Telephone No.:
                                                     (909) 605-7600


Name of Borrower:                                   Funding Date:
Name of Borrower:                                   Loan Number:
Property Address:                                   Application #:
                                                    Loan Amount:

Please wire the amounts indicated using the receiver's information below:

1. Title Insurance Company - net wire               Wire Amount $:
   Bank:                                            ABA #:
   City/State:                                      Reference #:
   For Credit To:                                   Acct #:
   Further Credit To:                               Credit Acct #:
   Attn:
   Bank: BANKERS TRUST                              City/State: NEW YORK, NY

   For Credit To: BANKERS TRUST COMPANY OF CALIFORNIA AS CUSTODIAN FOR AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.

   Credit Account:                                  ATTN:

LOAN SERVICER:                                      Wire Amount: $

   Wire consists of the following:
   Prepaid Interest - Odd Days:                     Tax Service:
   Prepaid interest - One Month:                    Impounds-Taxes:
   Impounds-insurance:

OMI - ORIGINATION POINTS & FEES                  Wire Amount: $__________
                                          Yield Spread Premium: $(___________)
                                        SAVEMORE Insurance Premium ____________

    Bank:
    ABA#:                                        CITY/STATE: LONG BEACH, CA
    For Credit To:
    CREDIT ACCOUNT:                              ATTN: JIM KUCERA/JOHN JARAMILLO

SECTION 32 MORTGAGE:     YES       NO

Interest Rate _____________ Margin ____________ Credit Rating Risk ____________
LTV _____________%

Appraised value $ _____________ Term _____________     Fixed - Reg
Fixed - Step-Rated:   6 Mos-Low   6 Mos-Reg   2 YR   3 YR   7 YR

____________________ is acting as principal in this transaction.
Rate charges and prepayment penalties will be the property of __________________

APPROVED FOR DISBURSEMENT:
____ Representative:                             Date:
Morgan Stanley Representative:                   Date:
Funder:                                          Date:

                                   EXHIBIT 6

                             FORM OF ESCROW LETTER

                                                                      EXHIBIT 16
                                                          TO CUSTODIAL AGREEMENT

                                [TO BE PROVIDED]

                                   EXHIBIT 7

                              FORM OF P&S REPORT

                                                                      EXHIBIT 17
                                                          TO CUSTODIAL AGREEMENT

RE:  POSITION and SETTLEMENT REPORT

TO:                                  PHONE:
     -------------------------------       -------------------------------------

FAX:
     -------------------------------
     Morgan Stanley
     Attention:                      PHONE:
               ---------------------       -------------------------------------

FAX:
     -------------------------------

     DATE:
          --------------------------


                          CUSTODIAN MORTGAGE LOAN BALANCES

                                       (Market Value)         (Face Value)
Loan balance yesterday             $                      $
                                    ------------------     ------------------
Add:  New loans                    $                      $
                                    ------------------     ------------------
Loan balance before repayments     $                      $
                                    ------------------     ------------------


                            MORGAN STANLEY ADVANCES

Advance balance yesterday (Net)    $
                                    ------------------
Add:  Overnight accrued interest   $
                                    ------------------
Add:  New advances today           $
                                    ------------------
Today's advance (A.M.)             $
                                    ------------------


                                         PAYMENTS
                                       (Market Value)         (Face Value)

Loan balance before repayments     $                      $
                                    ------------------     ------------------
Today's payments                   $                      $
                                    ------------------     ------------------

Loan balance after repayments      $                      $
                                    ------------------     ------------------
Market Value
(Max Advance)                      $                      $
                                    ------------------     ------------------
Funds received                     $
                                    ------------------
Transfer to customer today         $
                                    ------------------
Wire to Morgan today               $
                                    ------------------
Today's advance (A.M.)             $
                                    ------------------
                                    =    % of face value (100% max.)
                                     ----

Today's balance (NET)              $
                                    ------------------

                                                      By:
                                                          ---------------------
Mortgage Loans verified at                            By:
                          --------------------------      ---------------------
Wire Authorized by Morgan Stanley                     By:
                                                          ---------------------

Morgan Stanley Mortgage Capital Inc.